      As filed with the Securities and Exchange
                Commission on March 29, 2002
                                                        File Nos.
                                                        333-90261
                                                        811-09687

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                   __________________________

                            FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                   Post-Effective Amendment No. 4

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 6

                 _______________________________

         ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
       (Address of Principal Executive Office)  (Zip Code)

Registrant's Telephone Number, including Area Code:(212) 969-1000

                  _____________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                      Patricia A. Poglinco
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

 It is proposed that this filing will become effective (check appropriate box)

        immediately upon filing pursuant to paragraph (b)
     X  on April 1, 2002 pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a)(1)
        on (date) pursuant to paragraph (a)(1)
        75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

        This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AllianceBernstein                            Prospectus and Application
Funds


                                             April 1, 2002


A family of value-oriented mutual funds.     o  AllianceBernstein Value Fund

                                             o  AllianceBernstein Small Cap
                                                Value Fund

                                             o  AllianceBernstein International
                                                Value Fund

                                             o  AllianceBernstein Global Value
                                                Fund

                                             o  AllianceBernstein Disciplined
                                                Value Fund

                                             o  AllianceBernstein Utility Income
                                                Fund

                                             o  AllianceBernstein Real Estate
                                                Investment Fund


The Securities and Exchange Commission
has not approved or disapproved these
securities or passed upon the adequacy
of this Prospectus. Any representation
to the contrary is a criminal offense.

                                                       AllianceCapital [GRAPHIC]

Investment Products Offered

---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY........................................................   3
AllianceBernstein Value Fund...............................................   4
AllianceBernstein Small Cap Value Fund.....................................   5
AllianceBernstein International Value Fund.................................   6
AllianceBernstein Global Value Fund........................................   7
AllianceBernstein Disciplined Value Fund...................................   8
AllianceBernstein Utility Income Fund......................................   9
AllianceBernstein Real Estate Investment Fund..............................  10
Summary of Principal Risks.................................................  11
Principal Risks by Fund....................................................  12

FEES AND EXPENSES OF THE FUNDS.............................................  13

GLOSSARY...................................................................  15

DESCRIPTION OF THE FUNDS...................................................  15
Investment Objectives and Principal Policies...............................  16
Description of Additional Investment Practices.............................  24
Additional Risk Considerations.............................................  31

MANAGEMENT OF THE FUNDs....................................................  33

PURCHASE AND SALE OF SHARES................................................  34
How The Funds Value Their Shares...........................................  34
How To Buy Shares..........................................................  35

How To Exchange Shares.....................................................  35

How To Sell Shares.........................................................  35


DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  35

DISTRIBUTION ARRANGEMENTS..................................................  36

GENERAL INFORMATION........................................................  37

FINANCIAL HIGHLIGHTS.......................................................  39


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 11.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund that has completed a full calendar year of operations showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

     o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and


     o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Small Cap Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.


The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Disciplined Value Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through the application of a disciplined value-oriented investment process.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry. At different times, the Fund's investments may be in companies with significantly different market capitalizations and with a greater emphasis on particular industries. The Fund expects under normal circumstances to invest primarily in equity securities of about 75 U.S. companies. The Fund may also invest up to 15% of its total assets in securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. In addition, because the Fund may invest in small- to mid-capitalization companies, it has capitalization risk. These investments may be more volatile than investments in large-cap companies. To the extent the Fund invests in securities of non-U.S. companies, it may have non-U.S. investment risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2001)

                                                                  Since
                                                      1 Year    Inception**
                                                      ------    -----------

Class A***       Return Before Taxes                   2.11%      12.08%

                 Return After Taxes
                   on Distributions                    2.08%      11.96%

                 Return After Taxes on
                   Distributions and

                 Sale of Fund Shares                   1.28%       9.72%

Class B          Return Before Taxes                   1.91%      12.88%

Class C          Return Before Taxes                   5.00%      13.70%

S&P 500          (reflects no deduction
Index              for fees, expenses,
                   or taxes)                         -11.88%     -10.50%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date is 12/22/99 for Class A, Class B and Class C shares.

***  After-tax returns:

     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

                           92             n/a
                           93             n/a
                           94             n/a
                           95             n/a
                           96             n/a
                           97             n/a
                           98             n/a
                           99             n/a
                           00           19.49%
                           01            6.60%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.35%, 2nd quarter, 2001; and
Worst Quarter was down -17.28%, 3rd quarter, 2001.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2001)

                                                                      Since
                                             1 Year      5 Years    Inception**
                                             ------      -------    -----------

Class A***     Return Before Taxes           -22.74%      11.15%       9.47%

               Return After Taxes
                 on Distributions            -23.30%       9.19%       7.46%

               Return After Taxes
                 on Distributions
                 and Sale of
                 Fund Shares                 -13.82%       8.38%       6.88%

Class B        Return Before Taxes           -23.02%      11.32%       9.27%

Class C        Return Before Taxes           -20.68%      11.32%       9.31%

NYSE           (reflects no deduction
Utilities        for fees, expenses,
Index            or taxes)                   -25.13%       4.88%       3.88%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Class A shares and Class B shares: 10/18/93 and Class C shares: 10/27/93. Since inception index returns are from 10/31/93. Performance information for periods prior to the inception of Class C shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares.

***  After-tax returns:

     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

                           92             n/a
                           93             n/a
                           94          -10.94%
                           95           22.93%
                           96            8.28%
                           97           30.65%
                           98           24.38%
                           99           18.01%
                           00           14.54%
                           01          -19.30%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.65%, 4th quarter, 1997; and
Worst Quarter was down -10.48%, 3rd quarter, 2001.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk.

Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2001)

                                                                      Since
                                             1 Year      5 Years    Inception**
                                             ------      -------    -----------

Class A***    Return Before Taxes             5.20%       4.03%       7.56%

              Return After Taxes
                on Distributions              3.88%       2.18%       5.68%

              Return After Taxes on
                Distributions and
                Sale of Fund Shares           3.14%       2.26%       5.16%

Class B       Return Before Taxes             4.95%       4.20%       7.68%

Class C       Return Before Taxes             7.94%       4.21%       7.70%

S&P 500       (reflects no deduction
Index           for fees, expenses,
                or taxes)                   -11.88%      10.70%      11.47%

NAREIT        (reflects no deduction
Equity          for fees, expenses,
Index           or taxes)                    13.93%       6.38%       9.16%

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Dates are 10/1/96 for Class A, Class B and Class C shares.

***  After-tax returns:

     - Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

     - Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIALS.]

                           92             n/a
                           93             n/a
                           94             n/a
                           95             n/a
                           96             n/a
                           97           22.98%
                           98          -20.22
                           99           -6.70%
                           00           26.58%
                           01            9.83%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 14.55%, 3rd quarter, 1997; and
Worst Quarter was down -12.33%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the AllianceBernstein Funds are subject to industry/sector risk.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund and AllianceBernstein Disciplined Value Fund.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Funds that invest a substantial portion of their assets in fixed-income securities, such as the AllianceBernstein Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.

DERIVATIVE AND LEVERAGE RISK

A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in countries other than the United States. Investments in securities issued by non-U.S. companies may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. Companies are subject to this risk, including, in particular, AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

------------------------------------------------------------------------------------------------------------------------------------
                                            Industry/   Capital-   Interest            Derivative    Non-U.S.
                                   Market    Sector      ization     Rate     Credit  and Leverage  Investment  Currency  Management
Fund                                Risk      Risk        Risk       Risk      Risk       Risk         Risk       Risk       Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Fund          o         o                                o          o            o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap Value Fund                  o         o           o                    o          o            o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
International Value Fund              o         o           o                    o          o            o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Global Value Fund                     o         o           o                    o          o            o          o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Disciplined Value Fund                o         o           o                                                                  o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Utility Income Fund                   o         o                      o         o                                             o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate
Investment Fund                       o         o                      o         o                                             o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                              Class A Shares       Class B Shares       Class C Shares
                                                              --------------       --------------       --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           4.25%                None                 None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)                      None                 4.0%*                1.0% **

Exchange Fee                                                  None                 None                 None

* Class B shares automatically convert to Class A shares after 8 years. The contingent deferred sales charge (CDSC) decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.

**   For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Value Fund                             Class A      Class B      Class C
                                     -----------  -----------  -----------

    Management fees                       .75%         .75%          .75%
    Distribution (12b-1) fees             .30%        1.00%         1.00%
    Other expenses                        .69%         .71%          .72%
                                         ----         ----          ----
    Total Fund operating
        expenses                         1.74%        2.46%         2.47%
                                         ====         ====          ====

AllianceBernstein
Small Cap Value Fund                   Class A      Class B      Class C
                                     -----------  -----------  -----------
    Management fees                      1.00%        1.00%         1.00%
    Distribution (12b-1) fees             .30%        1.00%         1.00%

    Other expenses                       1.11%        1.10%         1.40%
                                         ----         ----          ----
    Total Fund operating
        expenses                         2.41%        3.10%         3.40%
                                         ====         ====          ====
    Waiver and/or expense
        reimbursement (b)               (1.01)%      (1.00)%       (1.30)%
                                         ====         ====          ====
    Net expenses                         1.40%        2.10%         2.10%
                                         ====         ====          ====


                                    Examples
--------------------------------------------------------------------------------


                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   594     $   649      $   249      $   350     $   250
After 3 years         $   950     $   967      $   767      $   770     $   770
After 5 years         $ 1,329     $ 1,311      $ 1,311      $ 1,316     $ 1,316
After 10 years        $ 2,389     $ 2,619(a)   $ 2,619(a)   $ 2,806     $ 2,806

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   561     $   613      $   213      $   313     $   213
After 3 years (c)     $ 1,052     $ 1,063      $   863      $   924     $   924
After 5 years (c)     $ 1,568     $ 1,538      $ 1,538      $ 1,658     $ 1,658
After 10 years (c)    $ 2,981     $ 3,180(a)   $ 3,180(a)   $ 3,598     $ 3,598


--------------------------------------------------------------------------------
Please refer to footnotes on page 14.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
International Value Fund                Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                       1.00%         1.00%         1.00%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                        3.81%         5.84%         6.77%
                                         -----         -----         -----
    Total Fund operating
        expenses                          5.11%         7.84%         8.77%
                                         =====         =====         =====

    Waiver and/or expense
        reimbursement (b)                (3.91)%       (5.94)%       (6.87)%
                                         =====         =====         =====
    Net expenses                          1.20%         1.90%         1.90%
                                         =====         =====         =====

AllianceBernstein
Global Value Fund                       Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                       1.00%         1.00%         1.00%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                        6.80%         9.12%        10.33%
                                         -----         -----         -----
    Total Fund operating
        expenses                          8.10%        11.12%        12.33%
                                         =====         =====         =====

    Waiver and/or expense
        reimbursement (b)                (6.60)%       (8.92)%      (10.13)%
                                         =====         =====         =====
    Net expenses                          1.50%         2.20%         2.20%
                                         =====         =====         =====

AllianceBernstein
Disciplined Value Fund                  Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                        .75%          .75%          .75%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                         .83%          .85%          .85%
                                         -----         -----         -----
    Total Fund operating expenses         1.88%         2.60%         2.60%
                                         =====         =====         =====

AllianceBernstein
Utility Income Fund                     Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                        .75%          .75%          .75%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                         .41%          .42%          .42%
                                         -----         -----         -----
    Total Fund operating expenses         1.46%         2.17%         2.17%
                                         =====         =====         =====

AllianceBernstein
Real Estate
Investment Fund                         Class A       Class B       Class C
                                        -------       -------       -------
    Management fees                        .90%          .90%          .90%
    Distribution (12b-1) fees              .30%         1.00%         1.00%
    Other expenses                         .58%          .60%          .59%
                                         -----         -----         -----
    Total Fund operating expenses         1.78%         2.50%         2.49%
                                         =====         =====         =====


                                    Examples
--------------------------------------------------------------------------------

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   542     $   593      $   193       $   293    $   193
After 3 years (c)     $ 1,557     $ 1,964      $ 1,764       $ 1,934    $ 1,934
After 5 years (c)     $ 2,569     $ 3,247      $ 3,247       $ 3,546    $ 3,546
After 10 years (c)    $ 5,090     $ 6,178(a)   $ 6,178(a)    $ 7,073    $ 7,073

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   571     $   623      $   223       $   323    $   223
After 3 years (c)     $ 2,127     $ 2,572      $ 2,372       $ 2,576    $ 2,576
After 5 years (c)     $ 3,588     $ 4,265      $ 4,265       $ 4,596    $ 4,596
After 10 years (c)    $ 6,863     $ 7,730(a)   $ 7,730(a)    $ 8,485    $ 8,485

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   608     $   663      $   263       $   363    $   263
After 3 years         $   991     $ 1,008      $   808       $   808    $   808
After 5 years         $ 1,398     $ 1,380      $ 1,380       $ 1,380    $ 1,380
After 10 years        $ 2,532     $ 2,759(a)   $ 2,759(a)    $ 2,934    $ 2,934

                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   567     $   620      $   220       $   320    $   220
After 3 years         $   867     $   879      $   679       $   679    $   679
After 5 years         $ 1,189     $ 1,164      $ 1,164       $ 1,164    $ 1,164
After 10 years        $ 2,097     $ 2,323(a)   $ 2,323(a)    $ 2,503    $ 2,503


                      Class A     Class B+    Class B++     Class C+   Class C++
                      -------     --------    ---------     --------   ---------
After 1 year          $   598     $   653      $   253       $   352    $   252
After 3 years         $   961     $   979      $   779       $   776    $   776
After 5 years         $ 1,348     $ 1,331      $ 1,331       $ 1,326    $ 1,326
After 10 years        $ 2,431     $ 2,659(a)   $ 2,659(a)    $ 2,826    $ 2,826

--------------------------------------------------------------------------------


+    Assumes redemption at the end of period.

++   Assumes no redemption at end of period.


(a)  Assumes Class B shares convert to Class A shares after eight years.

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of its operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.50% for Class A shares and 3.20% for Class B and C shares or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES and INDEXES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.


Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(TM) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

     o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

     o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

     o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
          (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein Value Fund

AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Fund. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.


The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

          o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

          o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

          o Make secured loans of portfolio securities of up to 30% of its total assets; and

          o    Enter into repurchase agreements.

AllianceBernstein Small Cap Value Fund


AllianceBernstein Small Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2002, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Fund's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.


Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.

AllianceBernstein International Value Fund


AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 35 to 50 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit ("Bernstein"). The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

     o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.

AllianceBernstein Global Value Fund


AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 100 to 125 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit ("Bernstein"). The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

     o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.

AllianceBernstein Disciplined Value Fund

AllianceBernstein Disciplined Value Fund seeks long-term growth of capital through the application of a disciplined value-oriented investment process. The Fund invests primarily in the equity securities of U.S. companies that Alliance believes are undervalued. Alliance believes that, over time, a company's stock price will come to reflect its intrinsic economic value. Alliance uses a disciplined investment process to evaluate the companies in Alliance's extensive research universe. Through this process, Alliance seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. Alliance's analysts prepare their own earnings estimates and financial models for each company followed.

The disciplined value investment process is grounded in Alliance's research capabilities. Through its research, Alliance identifies equity securities whose current market prices do not reflect what Alliance considers to be their intrinsic economic value. In determining a company's intrinsic economic value, Alliance takes into account many factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). Alliance anticipates that, normally, about 75 companies will be represented in the Fund's portfolio, with substantially all of those companies ranking in the top three deciles of Alliance's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. Alliance will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between Alliance's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

Alliance recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Although the Fund intends to invest primarily in the equity securities of U.S. companies, the Fund may also invest up to 15% of its assets in securities of non-U.S. companies.

The Fund also may:

     o    invest in convertible securities and rights and warrants;

     o for hedging purposes, enter into forward commitments, and purchase and sell futures contracts and options on securities, as well as options on securities indices and options on futures contracts; and

     o for hedging purposes, enter into currency swaps, forward foreign currency exchange contracts and options on foreign currencies.

AllianceBernstein Utility Income Fund


AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in non-U.S. currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.


The Fund also may:

     o    invest up to 30% of its net assets in convertible securities;

     o    invest up to 5% of its net assets in rights or warrants;

     o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

     o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

     o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

     o enter into contracts for the purchase or sale for future delivery of fixed-income securities or non-U.S. currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

     o purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

     o    purchase or sell forward contracts;

     o enter into interest rate swaps and purchase or sell interest rate caps and floors;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o    make short sales of securities or maintain a short position;

     o make secured loans of portfolio securities of up to 20% of its total assets; and

     o    enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

AllianceBernstein Real Estate Investment Fund

AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.


In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,500 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

     o    invest up to 15% of its net assets in convertible securities;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

     o    invest up to 10% of its net assets in rights or warrants;

     o    make loans of portfolio securities of up to 25% of its total assets;
          and

     o    enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."


DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. company. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest

(e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities.

AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.


Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.


Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. AllianceBernstein Disciplined Value Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Disciplined Value Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund and AllianceBernstein Real Estate Investment Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund (other than new Funds that have not completed their first fiscal year) is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S. currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund and a substantial portion of the assets of AllianceBernstein Disciplined Value Fund are invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Securities Issued by Non-U.S. Companies. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities issued by non-U.S. companies may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities issued by non-U.S. companies than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. companies than is available about U.S. issuers.

The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.


Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion (of which more than $172 billion represented assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 142 separate investment portfolios, currently have more than approximately 7.5 million shareholder accounts.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the AllianceBernstein Value Fund, the AllianceBernstein Small Cap Value Fund, the AllianceBernstein International Value Fund and the AllianceBernstein Global Value Fund have contracted to pay Alliance, and each of the AllianceBernstein Disciplined Value Fund, the AllianceBernstein Utility Income Fund and the AllianceBernstein Real Estate Investment Fund paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:

                                           Fee as
                                        percentage of
                                        average daily            Fiscal
Fund                                     net assets*           Year Ending
--------                                -------------          -----------
AllianceBernstein Value Fund.......           .75                11/30/01
AllianceBernstein
  Small Cap Value Fund.............          1.00                11/30/01
AllianceBernstein
  International Value Fund.........          1.00                11/30/01
AllianceBernstein
  Global Value Fund................          1.00                11/30/01
AllianceBernstein
  Disciplined Value Fund...........           .75                11/30/01
AllianceBernstein
  Utility Income Fund..............           .75                11/30/01
AllianceBernstein
  Real Estate
Investment Fund....................           .90                11/30/01

* Because the AllianceBernstein Value Fund, the AllianceBernstein Small Cap Value Fund, the AllianceBernstein International Value Fund and the AllianceBernstein Global Value Fund have not yet completed a full fiscal year of operations, figures for those Funds in this column reflect the contractually agreed fees rather than fees actually paid. Figures in this column for the other Funds reflect fees actually paid during the most recent fiscal year.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                           Principal Occupation
                                                           During the Past
Fund                    Employee; Year; Title              Five (5) Years
--------------------------------------------------------------------------------------
AllianceBernstein       Marilyn G. Fedak; since            Chief Investment Officer
Value Fund              inception--Chief Investment        and Chairman of U.S.
                        Officer - U.S. Value Equities      Equity Investment
                        and Executive Vice President       Policy Group at Sanford
                        of ACMC                            C. Bernstein & Co., Inc.
                                                           ("SCB")

                        Steven Pisarkiewicz; since         Chief Investment Officer
                        inception--Senior Portfolio        for Structured Equity
                        Manager and Chairman of            Services at SCB since
                        the Structured Equities            1998; prior thereto,
                        Investment Policy Group of         Senior Portfolio
                        ACMC's Bernstein Investment        Manager for U.S.
                        Research and Management            equities at SCB since
                        unit                               1997; previously, managing
                                                           director of Institutional
                                                           Services at SCB


AllianceBernstein       Andrew Moloff; since               Director of research for
Small Cap               inception--Chief Investment        the Small-Capitalization
Value Fund              Officer - Small and Mid Cap        U.S. Equity Research
                        Value Equities at ACMC             Group at SCB; prior
                                                           thereto, research
                                                           analyst at SCB


AllianceBernstein       Andrew S. Adelson; since           Chief Investment Officer
International           inception--Chief Investment        of International Invest-
Value Fund              Officer of International Value     ment Management
                        Equities and Executive Vice        Services at SCB
                        President of ACMC

                        Kevin F. Simms; since              Director of research
                        inception--Director of             for emerging markets
                        Research for International         equities at SCB since
                        Value and Global Value             1998; prior thereto,
                        Equities at ACMC                   research analyst at
                                                           SCB

AllianceBernstein       Andrew S. Adelson; since           (see above)
Global Value Fund       inception--(see above)

                        Kevin F. Simms; since              (see above)
                        inception--(see above)

                        Seth J. Masters--Chief             Chief Investment Officer
                        Investment Officer for             for Emerging Markets
                        Emerging Markets Value             Value Equities at SCB
                        Equities at ACMC

AllianceBernstein       Paul Rissman; since inception                *
Disciplined Value       --Senior Vice President of
Fund                    ACMC

                        Frank Caruso; since inception                *
                        --Senior Vice President of
                        ACMC

AllianceBernstein       Paul Rissman; since 1996--                   *
Utility Income Fund     (see above)


AllianceBernstein       Daniel G. Pine; since 1996--                 *
Real Estate             Senior Vice President of ACMC
Investment Fund
                        David Kruth; since 1997--          Associated with Alliance
                        Vice President of ACMC             since 1997; prior
                                                           thereto, Senior Vice
                                                           President of Yarmouth
                                                           Group


--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.


--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors/trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:


     o    Initial:                                  $1,000


     o    Subsequent:                                 $ 50

     o    Automatic Investment Program:               $ 25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.


HOW TO EXCHANGE SHARES


You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

     o    Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

     o    Selling Shares Directly to the Fund

By Mail:

     -- Send a signed letter of instruction or stock power form, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

     -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

     -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

     -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

     -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for non-U.S. income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for non-U.S. income taxes paid (or to permit shareholders to claim a deduction for such non-U.S. taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities generally will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.


Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                                                      Commission
                                         Initial Sales Charge         to Dealer/
                                                                       Agent as
                                      As % of           As % of          % of
                                    Net Amount         Offering        Offering
Amount Purchased                     Invested            Price           Price
--------------------------------------------------------------------------------
Up to $100,000                         4.44%              4.25%          4.00%
$100,000 up to $250,000                3.36               3.25           3.00
$250,000 up to $500,000                2.30               2.25           2.00
$500,000 up to $1,000,000              1.78               1.75           1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The varies depending on the number of years you hold the shares. The CDSC amounts are:

            Years Since Purchase                         CDSC
            First                                        4.0%
            Second                                       3.0%
            Third                                        2.0%
            Fourth                                       1.0%
            Fifth                                        None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

Asset-Based Sales Charges or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                                 Rule 12b-1 Fee (As a Percentage of
                                 Aggregate Average Daily Net Assets)
Class A                                            .30%
Class B                                           1.00%
Class C                                           1.00%


Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries.


Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for AllianceBernstein Utility Income, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund, AllianceBernstein Disciplined Value Fund and AllianceBernstein Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                   Income from Investment Operations
                                       --------------------------------------------------------
                                                                   Net Gains or
                                        Net Asset       Net         Losses on
                                         Value,      Investment     Securities       Total from
                                       Beginning       Income     (both realized     Investment
    Fiscal Year or Period              of Period       (Loss)     and unrealized)    Operations
    ---------------------              ---------       ------     ---------------    ----------
AllianceBernstein
Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............  $10.00     $  .06(b)(c)      $  .20           $  .26
    Class B
    3/29/01+ to 11/30/01 ..............  $10.00     $  .01(b)(c)      $  .21           $  .22
    Class C
    3/29/01+ to 11/30/01 ..............  $10.00     $  .00(b)(c)      $  .21           $  .21

AllianceBernstein
    Small Cap Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............  $10.00     $  .09(b)(c)      $ 1.28           $ 1.37
    Class B
    3/29/01+ to 11/30/01 ..............  $10.00     $  .04(b)(c)      $ 1.29           $ 1.33
    Class C
    3/29/01+ to 11/30/01 ..............  $10.00     $  .04(b)(c)      $ 1.27           $ 1.31

AllianceBernstein
    International Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............  $10.00     $  .04(b)(c)      $ (.40)          $ (.36)
    Class B
    3/29/01+ to 11/30/01 ..............  $10.00     $  .00(b)(c)      $ (.38)          $ (.38)
    Class C
    3/29/01+ to 11/30/01 ..............  $10.00     $  .00(b)(c)      $ (.40)          $ (.40)

AllianceBernstein
    Global Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............  $10.00     $ (.02)(b)(c)     $ (.34)          $ (.36)
    Class B
    3/29/01+ to 11/30/01 ..............  $10.00     $ (.06)(b)(c)     $ (.35)          $ (.41)
    Class C
    3/29/01+ to 11/30/01 ..............  $10.00     $ (.06)(b)(c)     $ (.33)          $ (.39)

AllianceBernstein
    Disciplined Value Fund
    Class A
    Year ended 11/30/01 ...............  $11.42     $ (.07)(b)(c)     $ 1.82           $ 1.75
    12/22/99+ to 11/30/00 .............   10.00       (.03)(b)(c)       1.45             1.42
    Class B
    Year ended 11/30/01 ...............  $11.36     $ (.16)(b)(c)     $ 1.81           $ 1.65
    12/22/99+ to 11/30/00 .............   10.00       (.11)(b)(c)       1.47             1.36
    Class C
    Year ended 11/30/01 ...............  $11.34     $ (.16)(b)(c)     $ 1.82           $ 1.66
    12/22/99+ to 11/30/00 .............   10.00       (.12)(b)(c)       1.46             1.34

AllianceBernstein
    Utility Income Fund
    Class A
    Year ended 11/30/01 ...............  $17.90     $  .23(b)         $(2.88)          $(2.65)
    Year ended 11/30/00 ...............   16.91       1.40(b)            .85             2.25
    Year ended 11/30/99 ...............   14.68        .36(b)(c)        2.53             2.89
    Year ended 11/30/98 ...............   12.48        .30(b)(c)        2.69             2.99
    Year ended 11/30/97 ...............   10.59        .32(b)(c)        2.04             2.36

    Class B
    Year ended 11/30/01 ...............  $17.72     $  .11(b)         $(2.84)          $(2.73)
    Year ended 11/30/00 ...............   16.80       1.30(b)            .81             2.11
    Year ended 11/30/99 ...............   14.62        .25(b)(c)        2.52             2.77
    Year ended 11/30/98 ...............   12.46        .21(b)(c)        2.67             2.88
    Year ended 11/30/97 ...............   10.57        .25(b)(c)        2.04             2.29

    Class C
    Year ended 11/30/01 ...............  $17.74     $  .11(b)         $(2.84)          $(2.73)
    Year ended 11/30/00 ...............   16.82       1.30(b)            .81             2.11
    Year ended 11/30/99 ...............   14.65        .25(b)(c)        2.51             2.76
    Year ended 11/30/98 ...............   12.47        .21(b)(c)        2.69             2.90
    Year ended 11/30/97 ...............   10.59        .25(b)(c)        2.03             2.28

                                                        Less Dividends and Distributions
                                         -------------------------------------------------------------------
                                                                 Distributions
                                         Dividends                 in Excess                   Distributions
                                          from Net                   of Net     Distributions    in Excess
                                         Investment   Tax Return   Investment   from Capital    of Capital
    Fiscal Year or Period                  Income     of Capital     Income         Gains          Gains
    ---------------------                  ------     ----------     ------         -----          -----
AllianceBernstein
Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class B
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class C
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00

AllianceBernstein
    Small Cap Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class B
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class C
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00

AllianceBernstein
    International Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class B
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class C
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00

AllianceBernstein
    Global Value Fund
    Class A
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class B
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00
    Class C
    3/29/01+ to 11/30/01 ..............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ 0.00

AllianceBernstein
    Disciplined Value Fund
    Class A
    Year ended 11/30/01 ...............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ (.08)
    12/22/99+ to 11/30/00 .............      0.00         0.00         0.00          0.00            0.00
    Class B
    Year ended 11/30/01 ...............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ (.08)
    12/22/99+ to 11/30/00 .............      0.00         0.00         0.00          0.00            0.00
    Class C
    Year ended 11/30/01 ...............    $ 0.00       $ 0.00       $ 0.00        $ 0.00          $ (.08)
    12/22/99+ to 11/30/00 .............      0.00         0.00         0.00          0.00            0.00

AllianceBernstein
    Utility Income Fund
    Class A
    Year ended 11/30/01 ...............    $ (.97)      $ (.11)      $ 0.00        $ 0.00          $ 0.00
    Year ended 11/30/00 ...............      (.32)        0.00         0.00          (.94)           0.00
    Year ended 11/30/99 ...............      (.32)        0.00         0.00          (.34)           0.00
    Year ended 11/30/98 ...............      (.32)        0.00         0.00          (.47)           0.00
    Year ended 11/30/97 ...............      (.34)        0.00         0.00          (.13)           0.00

    Class B
    Year ended 11/30/01 ...............    $ (.90)      $ (.11)      $ 0.00        $ 0.00            0.00
    Year ended 11/30/00 ...............      (.25)        0.00         0.00          (.94)           0.00
    Year ended 11/30/99 ...............      (.25)        0.00         0.00          (.34)           0.00
    Year ended 11/30/98 ...............      (.25)        0.00         0.00          (.47)           0.00
    Year ended 11/30/97 ...............      (.27)        0.00         0.00          (.13)           0.00

    Class C
    Year ended 11/30/01 ...............    $ (.90)      $ (.11)      $ 0.00        $ 0.00            0.00
    Year ended 11/30/00 ...............      (.25)        0.00         0.00          (.94)           0.00
    Year ended 11/30/99 ...............      (.25)        0.00         0.00          (.34)           0.00
    Year ended 11/30/98 ...............      (.25)        0.00         0.00          (.47)           0.00
    Year ended 11/30/97 ...............      (.27)        0.00         0.00          (.13)           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 42 and 43.

                                       Less
                                   Distributions
                                  --------------
                                                    Net Asset
                                  Total Dividends    Value,
                                        and          End of
                                   Distributions     Period    Total Return (a)
                                   -------------     ------    ----------------
AllianceBernstein
Value Fund
    Class A
    3/29/01+ to 11/30/01 ........    $   0.00       $  10.26         2.60%
    Class B
    3/29/01+ to 11/30/01 ........    $   0.00       $  10.22         2.20%
    Class C
    3/29/01+ to 11/30/01 ........    $   0.00       $  10.21         2.10%

AllianceBernstein
    Small Cap Value Fund
    Class A
    3/29/01+ to 11/30/01 ........    $   0.00       $  11.37        13.70%
    Class B
    3/29/01+ to 11/30/01 ........    $   0.00       $  11.33        13.30%
    Class C
    3/29/01+ to 11/30/01 ........    $   0.00       $  11.31        13.10%

AllianceBernstein
    International Value Fund
    Class A
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.64        (3.60)%
    Class B
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.62        (3.80)%
    Class C
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.60        (4.00)%

AllianceBernstein
    Global Value Fund
    Class A
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.64        (3.60)%
    Class B
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.59        (4.10)%
    Class C
    3/29/01+ to 11/30/01 ........    $   0.00       $   9.61        (3.90)%

AllianceBernstein
    Disciplined Value Fund
    Class A
    Year ended 11/30/01 .........    $   (.08)      $  13.09        15.40%
    12/22/99+ to 11/30/00 .......        0.00          11.42        14.20
    Class B
    Year ended 11/30/01 .........    $   (.08)      $  12.93        14.60%
    12/22/99+ to 11/30/00 .......        0.00          11.36        13.60
    Class C
    Year ended 11/30/01 .........    $   (.08)      $  12.92        14.71%
    12/22/99+ to 11/30/00 .......        0.00          11.34        13.40

AllianceBernstein
    Utility Income Fund
    Class A
    Year ended 11/30/01 .........    $  (1.08)      $  14.17       (15.75)%
    Year ended 11/30/00 .........       (1.26)         17.90        14.14
    Year ended 11/30/99 .........        (.66)         16.91        20.27
    Year ended 11/30/98 .........        (.79)         14.68        24.99
    Year ended 11/30/97 .........        (.47)         12.48        23.10

    Class B
    Year ended 11/30/01 .........    $  (1.01)      $  13.98       (16.38)%
    Year ended 11/30/00 .........       (1.19)         17.72        13.32
    Year ended 11/30/99 .........        (.59)         16.80        19.45
    Year ended 11/30/98 .........        (.72)         14.62        24.02
    Year ended 11/30/97 .........        (.40)         12.46        22.35

    Class C
    Year ended 11/30/01 .........    $  (1.01)      $  14.00       (16.36)%
    Year ended 11/30/00 .........       (1.19)         17.74        13.30
    Year ended 11/30/99 .........        (.59)         16.82        19.34
    Year ended 11/30/98 .........        (.72)         14.65        24.16
    Year ended 11/30/97 .........        (.40)         12.47        22.21

                                                           Ratios/Supplemental Data
                                     ------------------------------------------------------------------
                                                          Ratio of        Ratio of Net
                                     Net Assets, End     Expenses to     Income (Loss)
                                        of Period          Average         to Average      Portfolio
                                     (000's omitted)     Net Assets        Net Assets     Turnover Rate
                                     ---------------     ----------        ----------     -------------
AllianceBernstein
Value Fund
    Class A
    3/29/01+ to 11/30/01 ........        $ 59,437         1.71%*(d)          .79%*(c)           14%
    Class B
    3/29/01+ to 11/30/01 ........        $ 88,579         2.42%*(d)          .08%*(c)           14%
    Class C
    3/29/01+ to 11/30/01 ........        $ 38,661         2.43%*(d)          .06%*(c)           14%

AllianceBernstein
    Small Cap Value Fund
    Class A
    3/29/01+ to 11/30/01 ........        $ 34,883         1.53%*(d)         1.29%*(c)           15%
    Class B
    3/29/01+ to 11/30/01 ........        $ 56,538         2.23%*(d)          .60%*(c)           15%
    Class C
    3/29/01+ to 11/30/01 ........        $ 25,437         2.31%*(d)          .50%*(c)           15%

AllianceBernstein
    International Value Fund
    Class A
    3/29/01+ to 11/30/01 ........        $  3,990         1.44%*(d)          .62%*(c)           11%
    Class B
    3/29/01+ to 11/30/01 ........        $  2,220         2.19%*(d)         (.05)%*(c)          11%
    Class C
    3/29/01+ to 11/30/01 ........        $  1,582         2.23%*(d)          .03%*(c)           11%

AllianceBernstein
    Global Value Fund
    Class A
    3/29/01+ to 11/30/01 ........        $  5,923         2.44%*(d)         (.27)%*(c)          14%
    Class B
    3/29/01+ to 11/30/01 ........        $  1,916         3.14%*(d)         (.91)%*(c)          14%
    Class C
    3/29/01+ to 11/30/01 ........        $    997         3.15%*(d)         (.89)%*(c)          14%

AllianceBernstein
    Disciplined Value Fund
    Class A
    Year ended 11/30/01 .........        $ 76,617         1.85%(d)          (.55)%(c)          299%
    12/22/99+ to 11/30/00 .......          14,583         2.50(d)*          (.33)*(c)          249
    Class B
    Year ended 11/30/01 .........        $ 98,204         2.55%(d)          (1.28)%(c)         299%
    12/22/99+ to 11/30/00 .......           2,597         3.20(d)*          (1.08)*(c)         249
    Class C
    Year ended 11/30/01 .........        $ 35,790         2.56%(d)          (1.28)%(c)         299%
    12/22/99+ to 11/30/00 .......           2,525         3.20(d)*          (1.08)*(c)         249

AllianceBernstein
    Utility Income Fund
    Class A
    Year ended 11/30/01 .........        $ 73,487         1.46%             1.38%               21%
    Year ended 11/30/00 .........          52,172         1.46              8.08                24
    Year ended 11/30/99 .........          29,841         1.50(d)           2.26                19
    Year ended 11/30/98 .........           9,793         1.50(d)           2.23                16
    Year ended 11/30/97 .........           4,117         1.50(d)           2.89                37

    Class B
    Year ended 11/30/01 .........        $181,338         2.17%              .67%               21%
    Year ended 11/30/00 .........         142,975         2.18              7.63                24
    Year ended 11/30/99 .........          80,806         2.20(d)           1.55                19
    Year ended 11/30/98 .........          33,550         2.20(d)           1.56                16
    Year ended 11/30/97 .........          14,782         2.20(d)           2.27                37

    Class C
    Year ended 11/30/01 .........        $ 49,259         2.17%              .68%               21%
    Year ended 11/30/00 .........          34,253         2.18              7.64                24
    Year ended 11/30/99 .........          20,605         2.20(d)           1.56                19
    Year ended 11/30/98 .........           7,298         2.20(d)           1.54                16
    Year ended 11/30/97 .........           3,413         2.20(d)           2.27                37

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 42 and 43.

                                                   Income from Investment Operations
                                       --------------------------------------------------------
                                                                   Net Gains or
                                        Net Asset       Net         Losses on
                                         Value,      Investment     Securities       Total from
                                       Beginning       Income     (both realized     Investment
    Fiscal Year or Period              of Period       (Loss)     and unrealized)    Operations
    ---------------------              ---------       ------     ---------------    ----------
AllianceBernstein Real Estate
  Investment Fund
    Class A
    Year ended 11/30/01 ............     $10.70     $  .32(b)         $  .97           $ 1.29
    9/1/00 to 11/30/00++ ...........      10.85        .13(b)           (.13)            0.00
    Year ended 8/31/00 .............      10.19        .37(b)            .89             1.26
    Year ended 8/31/99 .............      10.47        .46(b)           (.06)             .40
    Year ended 8/31/98 .............      12.80        .52(b)          (2.33)           (1.81)
    10/1/96+ to 8/31/97 ............      10.00        .30(b)           2.88             3.18

    Class B
    Year ended 11/30/01 ............     $10.68     $  .28(b)         $  .93           $ 1.21
    9/1/00 to 11/30/00++ ...........      10.84        .11(b)           (.14)            (.03)
    Year ended 8/31/00 .............      10.17        .30(b)            .89             1.19
    Year ended 8/31/99 .............      10.44        .38(b)           (.05)             .33
    Year ended 8/31/98 .............      12.79        .42(b)          (2.33)           (1.91)
    10/1/96+ to 8/31/97 ............      10.00        .23(b)           2.89             3.12

    Class C
    Year ended 11/30/01 ............     $10.69     $  .28(b)         $  .94           $ 1.22
    9/1/00 to 11/30/00++ ...........      10.85        .11(b)           (.14)            (.03)
    Year ended 8/31/00 .............      10.17        .29(b)            .91             1.20
    Year ended 8/31/99 .............      10.44        .38(b)           (.05)             .33
    Year ended 8/31/98 .............      12.79        .42(b)          (2.33)           (1.91)
    10/1/96+ to 8/31/97 ............      10.00        .23(b)           2.89             3.12

                                                    Less Dividends and Distributions
                                         ----------------------------------------------------
                                                                 Distributions
                                         Dividends                 in Excess
                                          from Net                   of Net     Distributions
                                         Investment   Tax Return   Investment   from Capital
    Fiscal Year or Period                  Income     of Capital     Income         Gains
    ---------------------                  ------     ----------     ------         -----
AllianceBernstein Real Estate
  Investment Fund
    Class A
    Year ended 11/30/01 ............       $ (.32)      $ (.20)      $ 0.00        $ 0.00
    9/1/00 to 11/30/00++ ...........         (.10)        (.05)        0.00          0.00
    Year ended 8/31/00 .............         (.42)        (.18)        0.00          0.00
    Year ended 8/31/99 .............         (.46)        (.02)        (.10)         (.10)
    Year ended 8/31/98 .............         (.51)        0.00         0.00          (.01)
    10/1/96+ to 8/31/97 ............         (.30)        (.08)        0.00          0.00

    Class B
    Year ended 11/30/01 ............       $ (.28)      $ (.17)      $ 0.00        $ 0.00
    9/1/00 to 11/30/00++ ...........         (.09)        (.04)        0.00          0.00
    Year ended 8/31/00 .............         (.36)        (.16)        0.00          0.00
    Year ended 8/31/99 .............         (.38)        (.02)        (.10)         (.10)
    Year ended 8/31/98 .............         (.43)        0.00         0.00          (.01)
    10/1/96+ to 8/31/97 ............         (.24)        (.09)        0.00          0.00

    Class C
    Year ended 11/30/01 ............       $ (.28)      $ (.17)      $ 0.00        $ 0.00
    9/1/00 to 11/30/00++ ...........         (.09)        (.04)        0.00          0.00
    Year ended 8/31/00 .............         (.36)        (.16)        0.00          0.00
    Year ended 8/31/99 .............         (.38)        (.02)        (.10)         (.10)
    Year ended 8/31/98 .............         (.43)        0.00         0.00          (.01)
    10/1/96+ to 8/31/97 ............         (.25)        (.08)        0.00          0.00


--------------------------------------------------------------------------------
+    Commencement of operations.

++   Change in fiscal year end.

*    Annualized.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b)  Based on average shares outstanding.


(c)  Net of fee waiver and expense reimbursement.

                                              Less
                                          Distributions
                                         --------------
                                                           Net Asset
                                         Total Dividends    Value,
                                               and          End of
                                          Distributions     Period    Total Return (a)
                                          -------------     ------    ----------------
AllianceBernstein Real Estate
  Investment Fund
    Class A
    Year ended 11/30/01 ...............     $   (.52)      $  11.47         12.33%
    9/1/00 to 11/30/00++ ..............         (.15)         10.70          (.05)
    Year ended 8/31/00 ................         (.60)         10.85         13.46
    Year ended 8/31/99 ................         (.68)         10.19          3.86
    Year ended 8/31/98 ................         (.52)         10.47        (14.90)
    10/1/96+ to 8/31/97 ...............         (.38)         12.80         32.24

    Class B
    Year ended 11/30/01 ...............     $   (.45)      $  11.44         11.53%
    9/1/00 to 11/30/00++ ..............         (.13)         10.68          (.31)
    Year ended 8/31/00 ................         (.52)         10.84         12.68
    Year ended 8/31/99 ................         (.60)         10.17          3.20
    Year ended 8/31/98 ................         (.44)         10.44        (15.56)
    10/1/96+ to 8/31/97 ...............         (.33)         12.79         31.49

    Class C
    Year ended 11/30/01 ...............     $   (.45)      $  11.46         11.62%
    9/1/00 to 11/30/00++ ..............         (.13)         10.69          (.31)
    Year ended 8/31/00 ................         (.52)         10.85         12.78
    Year ended 8/31/99 ................         (.60)         10.17          3.20
    Year ended 8/31/98 ................         (.44)         10.44        (15.56)
    10/1/96+ to 8/31/97 ...............         (.33)         12.79         31.49

                                                                   Ratios/Supplemental Data
                                             ------------------------------------------------------------------
                                                                  Ratio of        Ratio of Net
                                             Net Assets, End     Expenses to     Income (Loss)
                                                of Period          Average         to Average      Portfolio
                                             (000's omitted)     Net Assets        Net Assets     Turnover Rate
                                             ---------------     ----------        ----------     -------------
AllianceBernstein Real Estate
  Investment Fund
    Class A
    Year ended 11/30/01 ...............          $ 22,422         1.78%             2.84%              40%
    9/1/00 to 11/30/00++ ..............            20,940         1.87*             4.98*               6
    Year ended 8/31/00 ................            22,221         1.71              3.81               26
    Year ended 8/31/99 ................            35,299         1.58              4.57               29
    Year ended 8/31/98 ................            51,214         1.55              3.87               23
    10/1/96+ to 8/31/97 ...............            37,638         1.77*(d)(e)       2.73*              20

    Class B
    Year ended 11/30/01 ...............          $ 98,014         2.50%             2.53%              40%
    9/1/00 to 11/30/00++ ..............           108,711         2.57*             4.22*               6
    Year ended 8/31/00 ................           113,542         2.41              3.13               26
    Year ended 8/31/99 ................           168,741         2.31              3.82               29
    Year ended 8/31/98 ................           268,856         2.26              3.16               23
    10/1/96+ to 8/31/97 ...............           186,802         2.44*(d)(e)       2.06*              20

    Class C
    Year ended 11/30/01 ...............          $ 34,699         2.49%             2.50%              40%
    9/1/00 to 11/30/00++ ..............            33,463         2.58*             4.21*               6
    Year ended 8/31/00 ................            34,217         2.40              3.02               26
    Year ended 8/31/99 ................            44,739         2.30              3.77               29
    Year ended 8/31/98 ................            69,575         2.26              3.15               23
    10/1/96+ to 8/31/97 ...............            42,719         2.43*(d)          2.06*              20

--------------------------------------------------------------------------------
(d) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                                        1997         1998         1999          2000           2001
                                                        -----        -----        -----         -----          -----
AllianceBernstein Value Fund
          Class A                                         --           --           --            --           1.74%*
          Class B                                         --           --           --            --           2.46%*
          Class C                                         --           --           --            --           2.47%*
AllianceBernstein Small Cap Value Fund
          Class A                                         --           --           --            --           2.41%*
          Class B                                         --           --           --            --           3.10%*
          Class C                                         --           --           --            --           3.40%*
AllianceBernstein International Value Fund
          Class A                                         --           --           --            --           5.11%*
          Class B                                         --           --           --            --           7.84%*
          Class C                                         --           --           --            --           8.77%*
AllianceBernstein Global Value Fund
          Class A                                         --           --           --            --           8.10%*
          Class B                                         --           --           --            --          11.12%*
          Class C                                         --           --           --            --          12.33%*
AllianceBernstein Disciplined Value Fund
          Class A                                         --           --           --           9.25%*        1.88%
          Class B                                         --           --           --           8.16%*        2.60%
          Class C                                         --           --           --          10.14%*        2.60%
AllianceBernstein Utility Income Fund
          Class A                                        3.55%        2.48%        1.73%          --            --
          Class B                                        4.28%        3.21%        2.44%          --            --
          Class C                                        4.28%        3.22%        2.44%          --            --
AllianceBernstein Real Estate Investment Fund
          Class A                                        1.79%*        --           --            --            --
          Class B                                        2.45%*        --           --            --            --
          Class C                                        2.45%*        --           --            --            --


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:


                                                        1997         1998         1999          2000          2001
                                                        -----        -----        -----         -----         -----
AllianceBernstein Real Estate Investment Fund
          Class A                                        1.77%         --           --            --            --
          Class B                                        2.43%         --           --            --            --
          Class C                                        2.42%         --           --            --            --

For more information about the Funds, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

     o    Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:       c/o Alliance Global Investor Services, Inc.
               P.O. Box 1520
               Secaucus, NJ 07096-1520

By Phone:      For Information: (800) 221-5672
               For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                          SEC File No.
----                                                          ------------
AllianceBernstein Value Fund                                   811-10221
AllianceBernstein Small Cap Value Fund                         811-10221
AllianceBernstein International Value Fund                     811-10221
AllianceBernstein Global Value Fund                            811-10221
AllianceBernstein Disciplined Value Fund                       811-09687
AllianceBernstein Utility Income Fund                          811-07916
AllianceBernstein Real Estate Investment Fund                  811-07707

--------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

--------------------------------------------------------------------------------

[LOGO]
AllianceBernstein                           Advisor Class Prospectus and
Funds                                       Application



A family of value-oriented mutual funds.    April 1, 2002


                               --  AllianceBernstein Value Fund
                               --  AllianceBernstein Small Cap Value Fund
                               --  AllianceBernstein International Value Fund
                               --  AllianceBernstein Global Value Fund
                               --  AllianceBernstein Utility Income Fund
                               --  AllianceBernstein Real Estate Investment Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                          AllianceCapital [LOGO]

Investment Products Offered
---------------------------
- Are Not FDIC Insured
- May Lose Value
- Are Not Bank Guaranteed
---------------------------

                       TABLE OF CONTENTS
------------------------------------------------------------

                                                        Page
   RISK/RETURN SUMMARY...............................     3
   AllianceBernstein Value Fund......................     4
   AllianceBernstein Small Cap Value Fund............     5
   AllianceBernstein International Value Fund........     6
   AllianceBernstein Global Value Fund...............     7
   AllianceBernstein Utility Income Fund.............     8
   AllianceBernstein Real Estate Investment Fund.....     9
   Summary of Principal Risks........................    10
   Principal Risks by Fund...........................    11

   FEES AND EXPENSES OF THE FUNDS....................    12

   GLOSSARY..........................................    14

   DESCRIPTION OF THE FUNDS..........................    14

   Investment Objectives and Principal Policies......    15
   Description of Additional Investment Practices....    22
   Additional Risk Considerations....................    29

   MANAGEMENT OF THE FUNDS...........................    32

   PURCHASE AND SALE OF SHARES.......................    33

   How The Funds Value Their Shares..................    33
   How To Buy Shares.................................    33
   How To Exchange Shares............................    33
   How To Sell Shares................................    33

   DIVIDENDS, DISTRIBUTIONS AND TAXES................    34

   CONVERSION FEATURE................................    35


   GENERAL INFORMATION...............................    35

   FINANCIAL HIGHLIGHTS..............................    35


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 10.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.


The Risk/Return Summary includes a table for each Fund that has completed a full calendar year of operations showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

     o how the Fund's average annual returns, before and after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and


     o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

AllianceBernstein Value Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Small Cap Value Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES and risks:


The Fund invests primarily in a diversified portfolio of equity securities of companies with small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.


The Fund may also invest 15% of its total assets in securities issued by non-U.S. companies.

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. To the extent the Fund invests in securities issued by non-U.S. companies, it may have non-U.S. investment risk and currency risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of non-U.S. equity securities. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund will invest primarily in a diversified portfolio of equity securities from around the world, including the United States. The Fund's investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long term earnings power is not reflected in the current market price of their securities.

In order to hedge a portion of currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

Among the principal risks of investing in the Fund are market risk, non-U.S. investment risk and currency risk. Market risk is the risk of losses from adverse changes in the stock market. Investments in countries other than the United States may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. Because the Fund may invest in emerging markets, an investment also has the risk that market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. The Fund may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

PERFORMANCE TABLE AND BAR CHART
--------------------------------------------------------------------------------
There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund may maintain up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, it has industry/sector risk. This is the risk that factors affecting utility companies will have a significant effect on the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2001)
                                                                 Since
                                           1 Year     5 Years  Inception*
--------------------------------------------------------------------------------
Advisor     Return Before Taxes            -19.12%    12.50%    13.42%
Class**     Return After Taxes
              on Distributions             -19.76%    10.42%    11.25%
            Return After Taxes
              on Distributions
              and Sale of
              Fund Shares                  -11.61%     9.47%    10.21%
NYSE        (reflects no deduction
Utilities     for fees, expenses,
Index         or taxes)                    -25.13%     4.88%     5.34%

*    Advisor Class shares inception date is 10/1/96.

**   After-tax returns:

     -Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The following chart shows the annual returns for the Advisor Class shares.

  THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.

                              Calendar Year End
92     93     94     95     96       97       98       99       00       01
---    ---    ---    ---    ---    ------   ------   ------   ------   ------
n/a    n/a    n/a    n/a    n/a    31.16%   24.83%   18.41%   14.91%   -19.12%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.63%, 4th quarter, 1997; and
Worst Quarter was down -10.39%, 3rd quarter, 2001.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------
OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 20% of its net assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has industry/sector risk. The Fund has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Because the Fund invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2001)
                                                                 Since
                                           1 Year     5 Years  Inception*
--------------------------------------------------------------------------------
Advisor     Return Before Taxes             10.04%     5.24%     8.78%
Class**     Return After Taxes
              on Distributions               8.51%     3.25%     6.74%
            Return After Taxes
              on Distributions
              and Sale of
              Fund Shares                    6.08%     3.16%     6.09%
S&P 500     (reflects no deduction
Index         for fees, expenses,
              or taxes)                    -11.88%    10.70%    11.47%

NAREIT      (reflects no deduction
Equity        for fees, expenses,
Index         or taxes)                     13.93%     6.38%     9.16%

*    Advisor Class shares inception date is 10/1/96.

**   After-tax returns:

     -Are estimates, which are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------
The following chart shows the annual returns for the Advisor Class shares.

  THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.

                              Calendar Year End
92     93     94     95     96       97       98       99       00       01
---    ---    ---    ---    ---    ------   ------   ------   ------   ------
n/a    n/a    n/a    n/a    n/a    23.27%   -20.05%  -6.39%   27.16%   10.04%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 14.51%, 3rd quarter, 1997; and
Worst Quarter was down -12.33%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry sector. If a Fund invests a substantial amount of its assets in companies engaged in a particular industry sector, market or economic factors affecting that industry could have a major effect on the value of the Fund's investments. All of the AllianceBernstein Funds are subject to industry/sector risk.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. Funds particularly subject to this risk are AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

INTEREST RATE RISK


This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Funds that invest a substantial portion of their assets in fixed-income securities, such as the AllianceBernstein Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as AllianceBernstein Utility Income Fund. AllianceBernstein Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Funds that invest a substantial portion of their assets in lower-rated securities, such as AllianceBernstein Utility Income Fund.

DERIVATIVE AND LEVERAGE RISK

A Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

NON-U.S. INVESTMENT RISK

This is the risk of investments in issuers located in countries other than the United States. Investments in securities issued by non-U.S. companies may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, non-U.S. issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds particularly subject to this risk are AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and other currencies may negatively affect the value of a Fund's investments. Funds investing in non-U.S. companies are subject to this risk, including, in particular,

AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

PRINCIPAL RISKS BY FUND

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------------------------------------------------------
                                           Industry/  Capital-  Interest            Derivative    Non-U.S.
                                  Market    Sector    ization     Rate     Credit  and Leverage  Investment  Currency  Management
Fund                               Risk      Risk      Risk       Risk      Risk       Risk        Risk        Risk       Risk
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Fund         o         o                             o          o            o           o          o
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
Small Cap Value Fund                 o         o         o                   o          o            o           o          o
AllianceBernstein
International Value Fund             o         o         o                   o          o            o           o          o
AllianceBernstein
Global Value Fund                    o         o         o                   o          o            o           o          o
AllianceBernstein
Utility Income Fund                  o         o                   o         o                                              o
AllianceBernstein Real Estate
Investment Fund                      o         o                   o         o                                              o

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                           Advisor Class Shares
                                                           -------------------
Maximum Front-end or Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                        Operating Expenses                                                     Examples
            -----------------------------------------                          -----------------------------------------
            AllianceBernstein
            Value Fund
            Management fees                         .75%                       After 1 year                      $   147
            Distribution (12b-1) fees              None                        After 3 years                     $   456
            Other expenses                          .69%                       After 5 years                     $   787
                                                  -----
            Total Fund operating expense           1.44%                       After 10 years                    $ 1,724
                                                  =====
            AllianceBernstein
            Small Cap Value Fund
            Management fees                        1.00%                       After 1 year                      $   112
            Distribution (12b-1) fees              None                        After 3 years (b)                 $   542
            Other expenses                         1.01%                       After 5 years (b)                 $   999
                                                  -----
            Total Fund operating expense           2.01%                       After 10 years (b)                $ 2,265
                                                  -----
            Waiver and/or expense reimbursement(a) (.91)%
                                                  -----
            Net expenses                           1.10%
                                                  =====
            AllianceBernstein
            International Value Fund
            Management fees                        1.00%                       After 1 year                      $    92
            Distribution (12b-1) fees              None                        After 3 years (b)                 $   575
            Other expenses                         1.26%                       After 5 years (b)                 $ 1,086
                                                  -----
            Total Fund operating expenses          2.26%                       After 10 years (b)                $ 2,489
                                                  -----
            Waiver and/or expense reimbursement(a)(1.36)%
                                                  -----
            Net expenses                            .90%
                                                  =====
            AllianceBernstein
            Global Value Fund
            Management fees                        1.00%                       After 1 year                      $   122
            Distribution (12b-1) fees              None                        After 3 years(b)                  $ 1,987
            Other expenses                         8.39%                       After 5 years(b)                  $ 3,692
                                                  -----
            Total Fund operating expenses          9.39%                       After 10 years(b)                 $ 7,340
                                                  -----
            Waiver and/or expense reimbursement(a)(8.19)%
                                                  -----
            Net expenses                           1.20%
                                                  =====


--------------------------------------------------------------------------------
Please refer to footnotes on page 13.

                        Operating Expenses                                                     Examples
            -----------------------------------------                          -----------------------------------------
            AllianceBernstein
            Utility Income Fund

            Management fees                         .75%                       After 1 year                      $   118
            Distribution (12b-1) fees              None                        After 3 years                     $   368
            Other expenses                          .41%                       After 5 years                     $   638
                                                  -----
            Total Fund operating expenses          1.16%                       After 10 years                    $ 1,409
                                                  =====

            AllianceBernstein
            Real Estate
            Investment Fund
            Management fees                         .90%                       After 1 year                      $   151
            Distribution (12b-1) fees              None                        After 3 years                     $   468
            Other expenses                          .58%                       After 5 years                     $   808
                                                  -----
            Total Fund operating expenses          1.48%                       After 10 years                    $ 1,768
                                                  =====

(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms. Certain fees waived or expenses borne by Alliance through March 27, 2002 may be reimbursed by the Fund during the three years after commencement of its operations on March 29, 2001. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed 2.20% or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.

(b) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by non-U.S. governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that are subject to restrictions which may render them illiquid; however, Alliance may determine that such securities are liquid pursuant to procedures approved by the Trustees or Directors of a Fund, as the case may be.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States, (ii) has its principal place of business in a country other than the United States, and (iii) issues equity or debt securities that are traded principally in a country other than the United States.

RATING AGENCIES, RATED SECURITIES and INDEXES


Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.


Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

Russell 1000(TM) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(TM) Growth Index and the Russell 1000(TM) Value Index.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

     o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

     o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.


     o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

     o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and
          (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

AllianceBernstein Value Fund
AllianceBernstein Value Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities generally representing at least 125 companies. The Fund's investment strategy emphasizes investment in companies that are determined by Alliance's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach. This approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend paying capability. Alliance relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend paying capability. Bernstein's research staff of company and industry analysts follows a research universe of approximately 700 companies with large capitalizations. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Research Review Committee") reviews all analyst research performed for the Fund. The Research Review Committee makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the Research Review Committee ensures that all forecasts use consistent analytic frameworks and economic assumptions.


For each company in the research universe, Bernstein relates the present value of the company's future cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein thus derives an expected rate of return. The senior investment professionals involved in the fundamental value approach, then factor into this analysis the risk attributes of each company for purposes of re-ranking the companies. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein ranks each security on a risk adjusted basis, in an effort to minimize overall Fund volatility.


The Fund does not simply purchase the highest-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics and risk diversification when deciding how much of each security to purchase for the Fund. The Fund will tend to overweight stocks selected in the top third of the final ranking, will tend to make market weight commitments to stocks selected from the middle third and will tend to minimize stocks in the lowest third, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving.

The Fund also may:

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.


AllianceBernstein Small Cap Value Fund
AllianceBernstein Small Cap Value Fund seeks long-term growth of capital. In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities generally representing 60 to 90 companies. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in the equity securities of smaller companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million). Because the Fund's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. As of January 31, 2002, there were approximately 2,500 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.0 billion. The Fund's investment policies emphasize investments in companies that are determined by Alliance's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, Alliance depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.


The fundamental value approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Bernstein's research staff of analysts follows a primary research universe of approximately 800 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price to earnings ratio, price to book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then prepares its own earnings estimates and financial models for companies within this targeted group.


Forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.

The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of stock that has reached its target may be delayed, however, when earnings expectations are rising or relative return trends are improving. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund also may:

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o Invest up to 15% of its total assets in securities issued by non-U.S. companies;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices, including any index of U.S. Government securities issued by non-U.S. government entities;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.


AllianceBernstein International Value Fund
AllianceBernstein International Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 35 to 50 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit ("Bernstein"). The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 4,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments, and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

     o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.


AllianceBernstein Global Value Fund
AllianceBernstein Global Value Fund seeks long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of 100 to 125 established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Countries are generally weighted in proportion to the size of their stock markets, although the Fund may over- or under-weight a country depending on an assessment of the relative attractiveness of investments in that country by Alliance's Bernstein unit ("Bernstein"). The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund's investment policies emphasize investment in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. Investment decisions are the result of the multi-step process described below.


Bernstein's fundamental value approach to equity investing generally defines value by reference to the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify, in the first instance, a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 5,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


Bernstein's staff of approximately 130 company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, Alliance and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near term economic events are generally not of major consequence.


A group of senior investment professionals, including the Fund's portfolio managers, carefully reviews the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic values of each of the companies in its research universe, each company is then ranked in the order of disparity between its intrinsic economic value and its stock price, with companies having the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). A similar relative evaluation is performed for the markets in each country.


The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's team of approximately 30 quantitative analysts builds valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein seeks to minimize overall Fund volatility by favoring those top ranked securities that also tend to diversify the Fund's risk.


A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Investment decisions concerning currencies are made independently of equity investments and may be used to hedge the currency exposure resulting from securities positions.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable.

The Fund also may:

     o Invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

     o    Invest up to 20% of its total assets in convertible securities;

     o Write covered put and call options and purchase put and call options traded on U.S. and non-U.S. security exchanges and over the counter, including options on market indices and currencies;

     o    Invest up to 15% of its net assets in illiquid securities;

     o    Invest up to 10% of its total assets in rights and warrants;

     o Enter into forward commitments, futures contracts and options on futures contracts with respect to securities, indices and currencies;

     o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Fund's net assets is held as collateral for such sales;

     o Enter into contracts for the purchase and sale for the future delivery of contracts based on financial indices;

     o Enter into currency swaps and forward currency exchange contracts for hedging purposes;

     o Make secured loans of portfolio securities of up to 30% of its total assets; and

     o    Enter into repurchase agreements.


AllianceBernstein Utility Income Fund

AllianceBernstein Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies in the utilities industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.


The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest in securities of both U.S. and non-U.S. issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one non-U.S. country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of non-U.S. issuers denominated in foreign currencies or in U.S. Dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

     o    invest up to 30% of its net assets in convertible securities;

     o    invest up to 5% of its net assets in rights or warrants;

     o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

     o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

     o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

     o enter into contracts for the purchase or sale for future delivery of fixed-income securities or non-U.S. currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

     o purchase and write call and put options on currencies traded on U.S. and non-U.S. exchanges or over-the-counter for hedging purposes;

     o    purchase or sell forward contracts;

     o enter into interest rate swaps and purchase or sell interest rate caps and floors;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o    make short sales of securities or maintain a short position;

     o make secured loans of portfolio securities of up to 20% of its total assets; and

     o    enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

AllianceBernstein Real Estate Investment Fund

AllianceBernstein Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


The Fund normally invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 20% of its net assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.


In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 130 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 22,000 properties owned by these 130 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,500 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.


Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

     o    invest up to 15% of its net assets in convertible securities;

     o    enter into forward commitments;

     o    enter into standby commitment agreements;

     o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales;

     o    invest up to 10% of its net assets in rights or warrants;

     o    make loans of portfolio securities of up to 25% of its total assets;
          and

     o    enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Additional Investment Practices."

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's, BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. company. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Utility Income Fund or AllianceBernstein Real Estate Investment Fund, if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against another currency, it may enter into a forward purchase contract to buy that currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed U.S. dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the liquidity of the Funds' investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are securities issued by non-U.S. companies, there is no law in many of the countries in which the Funds may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.


Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.


Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund may write call options for cross-hedging purposes. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

A Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts are options that, upon exercise, call for the delivery of futures contracts (or cash payments based on the value of futures contracts). Options on futures contracts written or purchased by the Fund will be traded on exchanges worldwide or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Funds enter into repurchase agreements.


Rights and Warrants. A Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Utility Income Fund may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, that Fund may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AlllianceBernstein Value Fund, AlllianceBernstein Small Cap Value Fund, AlllianceBernstein International Value Fund, AlllianceBernstein Global Value Fund and AllianceBernstein Real Estate Investment Fund may not make a short sale if as a result more than 33% (25% for AllianceBernstein Real Estate Investment
Fund) of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein Real Estate Investment Fund, and 20% with respect to AllianceBernstein Utility Income Fund, of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Funds may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, a Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, a Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before a Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by Alliance may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund (other than new Funds that have not completed their first fiscal year) is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in non-U.S. countries, such securities also may include short-term, non-U.S.-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund are invested in securities denominated in non-U.S. currencies. Certain Funds may receive a portion of their revenues in currencies other than the U.S. Dollar. Therefore, the dollar equivalent of such a Fund's net assets, distributions, and income will be adversely affected by reductions in the value of certain currencies relative to the U.S. Dollar. If the value of the currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, each Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Securities Issued by Non-U.S. Companies. The securities markets of many countries outside of the United States are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes securities issued by non-U.S. companies may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many countries are generally higher than in the United States.

Issuers of securities in jurisdictions other than the United States are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities issued by non-U.S. companies than to investors in U.S. companies. Substantially less information is publicly available about certain non-U.S. companies than is available about U.S. issuers.


The economies of individual countries other than the United States may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a country and the Funds' investments. In such events, a Fund could lose its entire investment in the country involved.


Extreme Governmental Action; Less Protective Laws. In contrast to investing in the United States, investment in other countries may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action that could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various countries other than the United States governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as a Fund than provided under United States laws.

The Real Estate Industry. Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if AllianceBernstein Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which AllianceBernstein Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Non-U.S. Taxes. A Fund's investment in securities issued by non-U.S. companies may be subject to taxes withheld at the source on dividend or interest payments. Non-U.S. taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such non-U.S. taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 25 years in the case of AllianceBernstein Utility Income Fund and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.


Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

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                             MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion (of which more than $172 billion represented assets of investment companies). As of December 31, 2001, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 142 separate investment portfolios, currently have more than approximately 7.5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the AllianceBernstein Value Fund, the AllianceBernstein Small Cap Value Fund, the AllianceBernstein International Value Fund and the AllianceBernstein Global Value Fund have contracted to pay Alliance, and each of the AllianceBernstein Utility Income Fund and the AllianceBernstein Real Estate Investment Fund paid Alliance during its most recent fiscal year, a percentage of average daily net assets as follows:

                                         Fee as
                                      percentage of
                                      average daily          Fiscal
Fund                                   net assets*         Year Ending
--------                             --------------       ------------
AllianceBernstein Value Fund .....        .75               11/30/01
AllianceBernstein
  Small Cap Value Fund............       1.00               11/30/01
AllianceBernstein
  International Value Fund .......       1.00               11/30/01
AllianceBernstein
  Global Value Fund...............       1.00               11/30/01
AllianceBernstein
  Utility Income Fund.............        .75               11/30/01
AllianceBernstein
  Real Estate
  Investment Fund.................        .90               11/30/01

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* Because the AllianceBernstein Value Fund, the AllianceBernstein Small Cap Value Fund, the AllianceBernstein International Value Fund and the AllianceBernstein Global Value Fund have not yet completed a full fiscal year of operations, figures for those Funds in this column reflect the contractually agreed fees rather than fees actually paid. Figures in this column for the other Funds reflect fees actually paid during the most recent fiscal year.


In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                       Principal Occupation
                                                       During the Past
Fund                Employee; Year; Title              Five (5) Years
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AllianceBernstein   Marilyn G. Fedak; since            Chief Investment Officer
Value Fund          inception--Chief Investment        and Chairman of U.S.
                    Officer - U.S. Value Equities      Equity Investment
                    and Executive Vice President       Policy Group at Sanford
                    of Alliance Capital                C. Bernstein & Co., Inc.
                    Management Corporation             ("SCB")
                    ("ACMC")**

                    Steven Pisarkiewicz; since         Chief Investment Officer
                    inception--Senior Portfolio        for Structured Equity
                    Manager and Chairman of            Services at SCB since
                    the Structured Equities            1998; prior thereto,
                    Investment Policy Group of         Senior Portfolio
                    ACMC's Bernstein Investment        Manager for U.S.
                    Research and Management            equities at SCB since
                    unit                               1997; previously,
                                                       managing director of
                                                       Institutional Services
                                                       at SCB


AllianceBernstein   Andrew Moloff; since               Director of research for
Small Cap           inception--Chief Investment        the Small-Capitalization
Value Fund          Officer - Small and Mid Cap        U.S. Equity Research
                    Value Equities at ACMC             Group at SCB; prior
                                                       thereto, research
                                                       analyst at SCB


AllianceBernstein   Andrew S. Adelson; since           Chief Investment officer
International       inception--Chief Investment        of International Invest-
Value Fund          Officer of International Value     ment Management
                    Equities and Executive Vice        Services at SCB
                    President of ACMC


                    Kevin F. Simms; since              Director of research
                    inception--Director of             for emerging markets
                    Research for International         equities at SCB since
                    Value and Global Value             1998; prior thereto,
                    Equities at ACMC                   research analyst at SCB



AllianceBernstein   Andrew S. Adelson; since           (see above)
Global Value Fund   inception--(see above)

                    Kevin F. Simms; since              (see above)
                    inception--(see above)

                    Seth J. Masters--Chief             Chief Investment Officer
                    Investment Officer for             for Emerging Markets
                    Emerging Markets Value             Value Equities at SCB
                    Equities at ACMC

AllianceBernstein   Paul Rissman; since 1996--                    *
Utility Income      Senior Vice President of ACMC
Fund


AllianceBernstein   Daniel G. Pine; since 1996--                  *
Real Estate         Senior Vice President of
Investment Fund     ACMC


                    David Kruth; since 1997--          Associated with Alliance
                    Vice President of ACMC             since 1997; prior
                                                       thereto, Senior Vice
                                                       President of Yarmouth
                                                       Group

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* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.
**   The sole general partner of Alliance.

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                          PURCHASE AND SALE OF SHARES
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HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors/trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:


     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Funds' principal underwriter, Alliance Fund Distributors, Inc. or AFD;


     o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

     o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

     o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.


Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.


A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

     o    Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

     o    Selling Shares Directly to the Fund

By Mail:

     -- Send a signed letter of instruction or stock power, along with certificates, to:

                     Alliance Global Investor Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

     -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

     -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

     -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

     -- If you have selected electronic funds transfer in your Subscription
        Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

     -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

     -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, a Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein Real Estate Investment Fund or AllianceBernstein Global Value Fund, is liable for non-U.S. income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for non-U.S.income taxes paid (or to permit shareholders to claim a deduction for such non-U.S. taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities generally will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


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                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares


The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

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                               GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Householding. Many shareholders of the Alliance Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all Alliance Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Value Fund, AllianceBernstein Small Cap Value Fund, AllianceBernstein International Value Fund, AllianceBernstein Global Value Fund, and AllianceBernstein Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                                Income from Investment Operations            Less Dividends and Distributions
                                            -----------------------------------------  ---------------------------------------------
                                                           Net Gains or                                      Distributions  Distri-
                                Net Asset        Net         Losses on                  Dividends             In Excess     butions
                                 Value,      Investment     Securities     Total from   from Net                 of Net       from
                                Beginning      Income     (both realized   Investment  Investment Tax Return   Investment   Capital
  Fiscal Year or Period         of Period      (Loss)     and unrealized)  Operations    Income   of Capital     Income      Gains
   -------------------          ---------   ------------  ---------------  ----------  ---------- ---------- ------------   --------
AllianceBernstein Value Fund
  3/29/01+ to 11/30/01 ......     $10.00    $  .08(b)(c)      $  .21         $  .29      $ 0.00      $ 0.00      $ 0.00      $ 0.00
AllianceBernstein
  Small Cap Value Fund
3/29/01+ to 11/30/01 ........     $10.00    $  .12(b)(c)      $ 1.28         $ 1.40      $ 0.00      $ 0.00      $ 0.00      $ 0.00
AllianceBernstein
  International Value Fund
  3/29/01+ to 11/30/01 ......     $10.00    $  .04(b)(c)      $ (.36)        $ (.32)     $ 0.00      $ 0.00      $ 0.00      $ 0.00
AllianceBernstein
  Global Value Fund
  3/29/01+ to 11/30/01 ......     $10.00    $ (.01)(b)(c)     $ (.34)        $ (.35)     $ 0.00      $ 0.00      $ 0.00      $ 0.00
AllianceBernstein Utility
Income Fund
Year ended 11/30/01 .........     $17.97    $  .27(b)         $(2.89)        $(2.62)     $(1.00)     $ (.12)     $ 0.00      $ 0.00
  Year ended 11/30/00 .......      16.95      1.54(b)            .77           2.31        (.35)       0.00        0.00        (.94)
  Year ended 11/30/99 .......      14.70       .42(b)(c)        2.52           2.94        (.35)       0.00        0.00        (.34)
  Year ended 11/30/98 .......      12.49       .37(b)(c)        2.66           3.03        (.35)       0.00        0.00        (.47)
  Year ended 11/30/97 .......      10.59       .36(b)(c)        2.04           2.40        (.37)       0.00        0.00        (.13)
AllianceBernstein Real Estate
  Investment Fund
  Year ended 11/30/01 .......     $10.71    $  .37(b)         $  .96         $ 1.33      $ (.37)     $ (.21)     $ 0.00      $ 0.00
  9/1/00 to 11/30/00++ ......      10.87       .14(b)           (.14)          0.00        (.11)       (.05)       0.00        0.00
  Year ended 8/31/00 ........      10.20       .38(b)            .92           1.30        (.44)       (.19)       0.00        0.00
  Year ended 8/31/99 ........      10.48       .48(b)           (.05)           .43        (.48)       (.02)       (.11)       (.10)
  Year ended 8/31/98 ........      12.82       .55(b)          (2.34)         (1.79)       (.54)       0.00        0.00        (.01)
  10/1/96+ to 8/31/97 .......      10.00       .35(b)           2.88           3.23        (.38)       (.03)       0.00        0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 38.

                                                                                          Ratios/Supplemental Data
                                  Less                                --------------------------------------------------------------
                              Distributions                                                                Ratio of Net
                             ---------------                            Net Assets,     Ratio of              Income
                             Total Dividends   Value,                       End        Expenses to            (Loss)       Portfolio
                                   and         End of       Total        of Period       Average            to Average     Turnover
                              Distributions    Period     Return (a)  (000's omitted)   Net Assets          Net Assets       Rate
                             ---------------  -------     ----------  ---------------  -----------         ------------    ---------
AllianceBernstein Value Fund
  3/29/01+ to 11/30/01 ......     $0.00       $10.29         2.90%       $ 11,447         1.40%(d)*           1.14%(c)*       14%
AllianceBernstein
  Small Cap Value Fund

3/29/01+ to 11/30/01 ........     $0.00       $11.40        14.00%       $ 47,164         1.12%(d)*           1.68%(c)*       15%
AllianceBernstein
  International Value Fund
  3/29/01+ to 11/30/01 ......     $0.00       $ 9.68        (3.20)%      $167,263          .90%(d)*            .65%(c)*       11%
AllianceBernstein
  Global Value Fund
  3/29/01+ to 11/30/01 ......     $0.00       $ 9.65        (3.50)%      $  1,791         2.10%(d)*           (.13)%(c)*      14%
AllianceBernstein Utility
Income Fund

Year ended 11/30/01 .........     $1.12)      $14.23       (15.58)%      $  3,890         1.16%               1.65%           21%
  Year ended 11/30/00 .......     (1.29)       17.97        14.49           2,016         1.17                8.64            24
  Year ended 11/30/99 .......      (.69)       16.95        20.62           1,532         1.20(d)             2.55            19
  Year ended 11/30/98 .......      (.82)       14.70        25.34             523         1.20(d)             2.83            16
  Year ended 11/30/97 .......      (.50)       12.49        23.57              42         1.20(d)             3.28            37
AllianceBernstein Real Estate
  Investment Fund
  Year ended 11/30/01 .......     $(.58)      $11.46        12.74%       $  1,831         1.48%               3.27%           40%
  9/1/00 to 11/30/00++ ......      (.16)       10.71         (.07)          1,925         1.58*               5.21*            6
  Year ended 8/31/00 ........      (.63)       10.87        13.94           1,943         1.40                3.83            26
  Year ended 8/31/99 ........      (.71)       10.20         4.18           2,270         1.30                4.75            29
  Year ended 8/31/98 ........      (.55)       10.48       (14.74)          2,899         1.25                4.08            23
  10/1/96+ to 8/31/97 .......      (.41)       12.82        32.72           2,313         1.45(d)(e)*         3.07*           20

--------------------------------------------------------------------------------
Please refer to the footnotes on page 38.

--------------------------------------------------------------------------------
+    Commencement of operations.
++   Change in fiscal year end.

*    Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Total investment returns calculated for periods of less than one year are not annualized.
(b)  Based on average shares outstanding.
(c)  Net of fee waiver and expense reimbursement.

(d) Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                       1997           1998           1999          2000           2001
                                       ----           ----           ----          ----           ----
AllianceBernstein Value Fund            --             --             --            --           1.44%*
AllianceBernstein Small Cap
Value Fund                              --             --             --            --           2.01%*
AllianceBernstein International
Value Fund                              --             --             --            --           2.26%*
AllianceBernstein Global
Value Fund                              --             --             --            --           9.39%*
AllianceBernstein Utility
Income Fund                            3.29%          2.21%          1.41%          --             --
AllianceBernstein Real Estate
Investment Fund                        1.47%*          --             --            --             --


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:


                                       1997           1998           1999          2000           2001
                                       ----           ----           ----          ----           ----
AllianceBernstein Real Estate
Investment Fund                        1.44%*          --             --            --             --

                     (This page left intentionally blank.)

For more information about the Funds, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

     o    Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make shareholder inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:     c/o Alliance Global Investor Services, Inc.
             P.O. Box 1520
             Secaucus, NJ 07096-1520

By Phone:    For Information: (800) 221-5672
             For Literature:  (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                SEC File No.
-----                                               -----------
AllianceBernstein Value Fund                         811-10221
AllianceBernstein Small Cap Value Fund               811-10221
AllianceBernstein International Value Fund           811-10221
AllianceBernstein Global Value Fund                  811-10221
AllianceBernstein Utility Income Fund                811-07916
AllianceBernstein Real Estate Investment Fund        811-07707


Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the Alliance Family of Funds and Alliance Fund Distributors, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

(LOGO)        ALLIANCEBERNSTEIN DISCIPLINED VALUE FUND, INC.

c/o Alliance Global Investor Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          April 1, 2002
_________________________________________________________________

         This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the Prospectus dated April 1, 2002, for AllianceBernstein Disciplined Value Fund, Inc. (the "Prospectus"). Financial statements for the Fund for the year ended November 30, 2001 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Description of the Fund..........................................
Management of the Fund...........................................
Expenses of the Fund.............................................
Purchase of Shares...............................................
Redemption and Repurchase of Shares..............................
Shareholder Services.............................................
Net Asset Value..................................................
Dividends, Distributions and Taxes...............................
Portfolio Transactions...........................................
General Information..............................................
Financial Statements and Report of Independent
  Auditors.......................................................
Appendix A:  Futures Contracts and Options on
Futures Contracts and Foreign Currencies......................A-1
Appendix B:  Certain Employee Benefit Plans...................B-1

(R):This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                     DESCRIPTION OF THE FUND
_________________________________________________________________

         AllianceBernstein Disciplined Value Fund, Inc. (the "Fund") is a diversified open-end management investment company. The Fund was incorporated under the laws of the State of Maryland on July 6, 1999. The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote. Except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. The Fund will not change these policies without notifying its shareholders. There is no guarantee that the Fund will achieve its investment objective. The Fund's name was changed on February 28, 2001. Prior thereto, the Fund was known as Alliance Disciplined Value Fund, Inc.

Investment Policies and Practices

         The Fund's principal investment policies, practices and risks are set forth in the Prospectus. The information set forth below concerning the Fund's investment practices and policies supplements the information in the Prospectus. Except as otherwise noted, the Fund's investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may be changed by the Directors of the Fund without shareholder approval. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following information about the Fund's investment policies and practices supplements the information set forth in the Prospectus.

         CURRENCY SWAPS. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency.
Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, normally within four months after the transaction, although delayed settlements beyond four months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time the Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser" or "Alliance"), were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in the separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Although the Fund intends to make such purchases for speculative purposes, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets that have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

         The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

         To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted.

         The Fund will not speculate in forward currency contracts. The Fund will only enter forward foreign currency exchange contracts with counterparties that, in the opinion of the Adviser, do not present undue credit risk. Generally, such forward contracts will be for a period of less than three months.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities provided the loan is continuously secured by cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks equal to no less than the market value, determined daily, of the securities loaned. In lending its portfolio securities, the Fund will require that interest or dividends on securities loaned be paid to the Fund. Where voting or consent rights with respect to loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit it to exercise such voting or consent rights if the exercise of such rights involves issues having a material effect on the Fund's investment in the securities loaned. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

         OPTIONS. The Fund may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Fund may invest.
A put option (sometimes called a "standby commitment") gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

         The Fund may purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. For instance in periods of rising interest rates and falling bond prices, the Fund might purchase a put option to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might purchase a call option. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

         When the Fund writes a put option it must either own at all times during the option period an offsetting put option on the same security or maintain in a segregated account cash or liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When the Fund writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by the Fund were exercised the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised the Fund would be obligated to sell the underlying security at the exercise price.

         The Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Fund, offset by the option premium, is less than the current price).

         The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

         The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may also write covered call options for cross-hedging purposes. A call option is for cross-hedging purposes if it is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining, in a segregated account with the Custodian, liquid assets in an amount not less than the market value of the underlying security, marked to market daily.

         The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

         The Fund may terminate its obligation to the holder of an option written by the Fund through a "closing purchase transaction." The Fund may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by the Fund from writing the option. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on a national securities exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on a national securities exchange may exist. If the Fund is unable to effect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

         The Fund may purchase or write options in negotiated transactions. The Fund effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options traded in the over-the-counter market may not be as actively traded as those traded on an exchange. Accordingly, it may be more difficult to value such options. Options purchased or written by the Fund in negotiated transactions may be considered illiquid and it may not be possible for the Fund to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

         The Fund may enter into contracts (or amend existing contracts) with primary dealer(s) with whom it writes over-the-counter options. The contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the Fund has established standards of creditworthiness for these primary dealers, the Fund may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. With respect to agreements concerning the over-the-counter options the Fund has written, the Fund will treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

         OPTIONS ON SECURITIES INDICES. The Fund may purchase put and call options and write covered put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian liquid assets having a value equal to or greater than the exercise price of the option.

         Through the purchase of listed index options, the Fund could achieve many of the same objectives as through the use of options on individual securities. Price movements in the Fund's securities probably will not correlate perfectly with movements in the level of the index and, therefore, the Fund would bear a risk of loss on index options purchased by it if favorable price movements of the hedged portfolio securities do not equal or exceed losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are exchange-traded or traded over-the-counter. The Fund will write options on foreign currencies only if they are "covered."

         The Fund will not speculate in foreign currency options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

         See Appendix A for further discussion of the use, risks and costs of options on foreign currencies.

         FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. The Fund may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the CFTC. The Fund will only write options on futures contracts which are "covered." These investment techniques will be used only to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. These investment techniques will not be used for speculation.

         In general, the Fund will limit its use of futures contracts and options on futures contracts so that either (i) the contracts or options thereon are for "bona fide hedging" purposes as defined under regulations of the CTFC or (2) if for other purposes, no more than 5% of the liquidation value of the Fund's total assets will be used for initial margin of option premiums required to establish non-hedging positions. These instruments will be used for hedging purposes and not for speculation or to leverage the Fund.

         In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, an amount of liquid assets equal to the cost of such futures contracts or options written (less any related margin deposits) will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

         Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so.

         Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

         See Appendix A for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit.

         Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others,
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and
(b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

         The Fund may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

         The value of the Fund's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Fund's investment objective will be achieved.

CERTAIN RISK CONSIDERATIONS

         RISKS OF INVESTMENTS IN FOREIGN SECURITIES. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

         Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

         Certain countries other than those on which the Fund will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change.

         For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. The Fund may purchase foreign securities directly, as well as through ADRs.

         SECURITIES RATINGS. The ratings of fixed-income securities by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         The Adviser will try to reduce the risk inherent in the Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

         1940 ACT RESTRICTIONS. Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund.
In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related transaction costs and to realize taxable gains.

         Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company.

         The Fund may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

Certain Fundamental Investment Policies

         The Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

         The Fund may not:

         (1) Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         (2) Borrow money or issue senior securities except to the extent permitted by the 1940 Act;

         (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         (4) Invest in companies for the purpose of exercising control;

         (5) (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Fund may invest; (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, futures on securities, currencies and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and other similar contracts and options on the foregoing); and
(c) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; or

         (6) Concentrate more than 25% of its assets in any particular industry or group of industries.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Board of Directors Information

         The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

Name, Address, Age                               PORTFOLIOS
of Director (Years of      PRINCIPAL             IN FUND               OTHER
Service*)                  OCCUPATIONS(S)        COMPLEX               DIRECTORSHIPS
---------------------      DURING PAST           OVERSEEN BY           HELD BY
                           5 YEARS               DIRECTOR              DIRECTOR
INTERESTED DIRECTOR        --------              ----------            -------------

1345 Avenue of the
Americas, New York, NY     <c>                     <c>                 <c>
10105 (2)
                           President, Chief        114                 None
                           Operating Officer
                           and a Director of
                           ACMC, with which he
                           has been associated
                           since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,     Formerly an             87                  Ecolab Incorp.;
P.O. Box 4623,        Executive Vice                              BP Amoco Corp.
Stamford, CT 06903    President and the
(2)                   Chief Insurance
                      Officer of The
                      Equitable Life
                      Assurance Society of
                      the United States;
                      Chairman and Chief
                      Executive Officer of
                      Evlico; a Director
                      of Avon, Tandem
                      Financial Group and
                      Donaldson, Lufkin &
                      Jenrette Securities
                      Corporation.  She is
                      currently a Director
                      of Ecolab
                      Incorporated
                      (specialty
                      chemicals) and BP
                      Amoco Corporation
                      (oil and gas).


David H. Dievler,#+   Independent             94                  None
72,                   consultant.  Until
P.O. Box 167, Spring  December 1994,
Lake,                 Senior Vice


                               20




New Jersey 07762 (2)  President of ACMC
                      responsible for
                      mutual fund
                      administration.
                      Prior to joining
                      ACMC in 1984, Chief
                      Financial Officer of
                      Eberstadt Asset
                      Management since
                      1968.  Prior to
                      that, Senior Manager
                      at Price Waterhouse
                      & Co.  Member of
                      American Institute
                      of Certified Public
                      Accountants since
                      1953.


John H. Dobkin,#+     Consultant.             90                  None
59,                   Currently, President
P.O. Box 12,          of the Board of Save
Annandale, New York   Venice, Inc.
12504 (2)             (preservation
                      organization).
                      Formerly a Senior
                      Advisor from June
                      1999 - June 2000 and
                      President from
                      December 1989 - May
                      1999 of Historic
                      Hudson Valley
                      (historic
                      preservation).
                      Previously, Director
                      of the National
                      Academy of Design.
                      During 1988-92,
                      Director and
                      Chairman of the
                      Audit Committee of
                      ACMC.


William H. Foulk,     Investment Adviser      108                 None
Jr.,#+ 69, Room 100,  and an independent
2 Greenwich Plaza,    consultant.
Greenwich,            Formerly Senior
Connecticut 06830     Manager of Barrett
(2)                   Associates, Inc., a
                      registered


                               21




                      investment adviser,
                      with which he had
                      been associated
                      since prior to 1997.
                      Formerly Deputy
                      Comptroller of the
                      State of New York
                      and, prior thereto,
                      Chief Investment
                      Officer of the New
                      York Bank for
                      Savings.


Clifford L.           Senior Counsel of       90                  Placer Dome, Inc.
Michel,#+ 62,         the law firm of
St. Bernard's Road,   Cahill Gordon &
Gladstone,            Reindel since
New Jersey 07934 (2)  February, 2001 and a
                      partner of that firm
                      for more than
                      twenty-five years.
                      President and Chief
                      Executive Officer of
                      Wenonah Development
                      Company
                      (investments) and a
                      Director of the
                      Placer Dome, Inc.
                      (mining).


Donald J.             Senior Counsel to       102                 None
Robinson,#+ 67,       the law firm of
98 Hell's Peak Road,  Orrick, Herrington &
Weston, Vermont       Sutcliffe LLP since
05161 (2)             January 1997.
                      Formerly a senior
                      partner and a member
                      of the Executive
                      Committee of that
                      firm.  Member of the
                      Municipal Securities
                      Rulemaking Board and
                      a Trustee of the
                      Museum of the City
                      of New York.


________________

*   There is no stated term of office for the Fund's Directors.
**  Mr. Carifa is an "interested person", as defined in the 1940
    Act, of the Fund because of an affiliation with Alliance.
#   Member of the Audit Committee.
+   Member of the Nominating Committee.

         The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met one time during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

         In approving the most recent annual continuance of the Funds Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

         The Directors evaluation of the quality of the Advisers services took into account their knowledge and experience gained through meetings with and reports of the Advisers senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior managements attention to any portfolio management issues, were considered. The Funds current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Advisers role in coordinating the activities of the Funds other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds independent auditors in periodic meetings with the Funds Audit Committee.

         In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Advisers profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Fund, but also so-called fallout benefits to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds securities transactions. In evaluating the Funds advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Fund.

         The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Advisers fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisers code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning policies and procedures of the Adviser with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

         The dollar range of the Fund's securities owned by each director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.

                            Dollar Range of       Aggregate Dollar Range
                           Equity Securities      of Equity Securities in
                           in the Fund as of     the Alliance Fund Complex
                           December 31, 2001      as of December 31, 2001
                           -----------------    --------------------------

John D. Carifa                   $0                 more than $100,000
Ruth Block                       $10,000-$50,000    more than $100,000
David H. Dievler                 $0                 more than $100,000
John H. Dobkin                   $0                 more than $100,000
William H. Foulk, Jr.            $0                 more than $100,000
Clifford L. Michel               $0                 more than $100,000
Donald J. Robinson               $0                 more than $100,000

Officer Information

Certain information concerning the Fund's officers is set forth below.

Name, Address,*            Position(s) Held         Principal Occupation
and (Age)                      with Fund             During Past 5 Years
---------------             ---------------        -----------------------

John D. Carifa, (56)         Chairman and President  See biography above.

Kathleen A. Corbet, (42)     Senior Vice President   Executive Vice President
                                                     of ACMC,** with which she
                                                     has been associated since
                                                     prior to 1997.

Frank V. Caruso, (45)        Senior Vice President   Senior Vice President of
                                                     Shields/ACMC,** with
                                                     which he has been
                                                     associated since prior to
                                                     1997.

Paul C. Rissman, (44)        Senior Vice President   Executive Vice President
                                                     of ACMC,** with which he
                                                     has been associated since
                                                     prior to 1997.

Thomas J. Bardong, (56)      Vice President          Senior Vice President of
                                                     ACMC,** with which he has
                                                     been associated since
                                                     prior to 1997.

Edmund P. Bergan, Jr., (51)  Secretary               Senior Vice President and
                                                     the General Counsel of
                                                     Alliance Fund
                                                     Distributors, Inc.
                                                     ("AFD")** and AGIS**,
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Andrew L. Gangolf, (47)      Assistant Secretary     Senior Vice President and
                                                     Assistant General Counsel
                                                     of AFD,** with which he
                                                     has been associated since
                                                     prior to 1997.

Domenick Pugliese, (40)      Assistant Secretary     Senior Vice President and
                                                     Assistant General Counsel
                                                     of AFD,** with which he
                                                     has been associated since
                                                     prior to 1997.

Mark D. Gersten, (51)        Treasurer and Chief     Senior Vice President of
                             Financial Officer       AFD** and Senior Vice
                                                     President of AGIS,** with
                                                     which he has been
                                                     associated since prior to
                                                     1997.

Vincent S. Noto, (37)        Controller              Vice President of AGIS,**
                                                     with which he has been
                                                     associated since prior to
                                                     1997.
___________________

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**  ACMC, AFD, and AGIS are affiliates of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ending November 30, 2001, the aggregate compensation paid to each of the Directors during calendar year 2001 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                               Total Number  Total Number
                                               of Investment of Investment
                                               Companies in  Portfolios
                                               the Alliance  Within the
                                Total          Fund Complex, Alliance Fund
                                Compensation   Including the Complex, In-
                                from the       Fund, as to   cluding the Fund
                                Alliance Fund  which the     as to which the
                 Aggregate      Complex,       Director is a Director is a
Name of          Compensation   Including the  Director or   Director or
Director         from the Fund  Fund           Trustee       Trustee
--------         -------------- -------------  ------------- -------------

John D. Carifa        $ -0-     $ -0-          51             114
Ruth Block            $2,610    $186,050       38             87
David H. Dievler      $2,610    $244,350       44             94
John H. Dobkin        $2,610    $210,900       41             90
William H. Foulk, Jr. $2,610    $249,400       45             108
Clifford L. Michel    $2,610    $186,050       41             90
Donald J. Robinson      -0-     $186,050       41             102

         As of March 8, 2002, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

         Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading global investment management firm supervising client accounts with assets as of December 31, 2001, totaling approximately $455 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

         Alliance, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management
Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA

Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities.)

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid the Adviser, after waiver or reimbursement, a total of $90,667 in respect of such services during the fiscal period of the Fund ended November 30, 2001.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at an annualized rate of 0.75% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. For the fiscal period of the Fund ended November 30, 2000 and the fiscal year ended November 30, 2001, the Adviser received from the Fund $48,224 and $1,011,340, respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20% and 3.20% of aggregate average daily net assets, respectively, for Class A, Class B and Class C shares. The contractual agreement is effective until December 20, 2002, but may be terminated by the Adviser at the end of the Funds fiscal year upon 60 days prior written notice. The Fund is not currently offering shares of Advisor Class Common Stock. For the fiscal period ended in 2000 and 2001, such waiver amounted to $430,038 and $0, respectively.

         The Advisory Agreement became effective on December 6, 1999. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on December 6, 1999.

         The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for another annual term by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their regular meeting held on October 29-30, 2001.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Americas Government Income Trust, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Emerging Market Debt Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Mid-Cap Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Portfolios, The AllianceBernstein Trust, EQ Advisors Trust, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc. all registered open-end investment companies; ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

________________________________________________________________

                      EXPENSES OF THE FUND

________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal period ended November 30, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $136,806, which constituted 0.30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $722,988. Of the $859,794 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $38,148 was spent on advertising, $28,443 on the printing and mailing of prospectuses for persons other than current shareholders, $391,736 for compensation to broker-dealers and other financial intermediaries (including, $167,613 to the Fund's Principal Underwriter), $77,217 for compensation to sales personnel, $324,250 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal period ended November 30, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $453,671, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,865,450. Of the $2,319,121 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $12,878 was spent on advertising, $26,531 on the printing and mailing of prospectuses for persons other than current shareholders, $1,969,291 for compensation to broker-dealers and other financial intermediaries (including, $107,622 to the Fund's Principal Underwriter), $72,166 for compensation to sales personnel, $189,846 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $48,409 was spent on interest on Class B shares financing.

         During the Fund's fiscal period ended November 20, 2001, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $173,795, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $307,260. Of the $481,055 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $8,353 was spent on advertising, $15,505 on the printing and mailing of prospectuses for persons other than current shareholders, $318,624 for compensation to broker-dealers and other financial intermediaries (including, $48,279 to the Fund's Principal Underwriter), $47,029 for compensation to sales personnel, $87,747 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $3,797 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and respective distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provides for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan of the Fund is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $1,989,738 (2.03% of the net assets of Class B) and $542,890 (1.52% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each December 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interest persons", as defined in the 1940 Act, at their meeting held on October 29-31, 2001.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

         AGIS, an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares or Class C shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charge. For the fiscal period ended November 30, 2001, the Fund paid AGIS $142,168 pursuant to the Transfer Agency Agreement, and the Funds expenses were reduced by $1,635 under an expense offset arrangement with AGIS.

Code of Ethics

         The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940
Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"). Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "- -Class A Shares". On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the three classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by
5:00 p.m.   If the selected dealer, agent or financial
representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m. Eastern time on a Fund business day to receive that days public offering price. Telephone purchase requests received after

3:00 p.m. Eastern time are automatically placed the following
Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B and Class C shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that
(i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares,
(iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and the Class A and

Class B shareholders will vote separately by class, and
(v) Class B shares are each subject to a conversion feature.
Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B and Class C shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements -- Class A, Class B and Class C Shares

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix B for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal period ended November 30, 2000 and fiscal year ended November 30, 2001, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $54,182 and $936,031, respectively. Of that amount the Principal Underwriter received the amount of $3,652 and $50,789, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was accordingly, retained by the Principal Underwriter). During the Fund's fiscal period ended in 2000, the Principal Underwriter received contingent deferred sales charges of $0 on Class A shares, $884 on Class B shares and $1,934 on Class C shares. During the Fund's fiscal year ended November 30, 2001, the Principal underwriter received contingent deferred sales charges of $214 on Class A shares, $80,971 on Class B shares and $10,702 on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                              Discount or
                                              Commission
                              As % of         to Dealers
                   As % of    the             or Agents
                   Net        Public          As % of
Amount of          Amount     Offering        Offering
Purchase           Invested   Price           Price
---------          --------   ---------       -----------

Less than
   $100,000        4.44%      4.25%           4.00%
$100,000 but
    less than
    $250,000       3.36       3.25            3.00
$250,000 but
    less than
    $500,000       2.30       2.25            2.00
$500,000 but
    less than
    $1,000,000*    1.78       1.75            1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares-Conversion Feature." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Americas Government Income Trust, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Emerging Market Debt Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Mid-Cap Growth Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio

  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Small Cap Growth Portfolio
  -Technology Portfolio
Alliance Technology Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Utility Income Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
The AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
The Korean Investment Fund, Inc.
Sanford C. Bernstein Fund, Inc.
  -Bernstein Government Short Duration Portfolio
  -Bernstein Short Duration Plus Portfolio
  -Bernstein Intermediate Duration Portfolio
  -Bernstein Short Duration New York Municipal Portfolio
  -Bernstein Short Duration California Municipal Portfolio
  -Bernstein Short Duration Diversified Municipal Portfolio
  -Bernstein New York Municipal Portfolio
  -Bernstein California Municipal Portfolio
  -Bernstein Diversified Municipal Portfolio
  -Bernstein Tax-Managed International Value Portfolio
  -Bernstein International Value II Portfolio
  -Bernstein Emerging Markets Value Portfolio
Sanford C. Bernstein Fund II, Inc.
  - Bernstein Intermediate Duration Portfolio

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $250,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Alliance Mutual Fund. Class A investors investing pursuant to the Statement of Intention must invest at least $50,000 with their initial purchase of shares of the Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this SAI, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

         (i)   investment management clients of the Adviser
               (other than the Adviser's Bernstein unit) or its affiliates;

         (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

         (iii) the Adviser, the Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
               Underwriter, AGIS and their affiliates;

         (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

         (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; and

         (vi) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored non-qualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 10,000 Class B shares at $10 per share (at a cost of $100,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 1,000 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 5,000 Class B shares (proceeds of $60,000), 1,000 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 4,000 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $40,000 of the $60,000 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a
Year Since Purchase     % of Dollar Amount Subject to Charge
____________________     ____________________________________

First                                  4.0%
Second                                 3.0%
Third                                  2.0%
Fourth                                 1.0%
Fifth and thereafter                   None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services -- Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services - Systematic Withdrawal Plan" below), or
(v) sold through programs offered by financial intermediaries and approved by AFD where such programs offer only shares which are not subject to a contingent deferred sales charge and where the financial intermediary establishes a single omnibus account for each Fund.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares -- How to Sell Shares."

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES

_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B and Class C shares unless otherwise indicated.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50,000 for the initial purchase) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AGIS at the "For

Literature" telephone number on the cover of this SAI, or write to:

         Alliance Global Investor Services, Inc.
         Retirement Plans
         P.O.  Box 1520
         Secaucus, New Jersey 07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AGIS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact AGIS.

Dividend Reinvestment Program

         Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial or contingent deferred sales charge will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

         In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B or Class C Fund account, a Class A,
Class B or Class C account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B or Class C Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in a like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable source.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES

_________________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation
Of Dividends and Distributions

         General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the ex-dividend date. In determining the holding period of such shares for this purpose, any period during which the corporation's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         Distributions of net capital gain will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions of net capital gain are not eligible for the dividends-received deduction referred to above.

         Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of dealers or certain financial institutions. Such gain or loss will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         Backup Withholding. The Fund may be required to withhold federal income tax at the rate of 30% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Currency Fluctuations-"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency, which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Futures and Forward Contracts. Certain options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         Tax Straddles. Any futures contract, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation

         The Fund may be subject to other state and local taxes.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         Some of the Fund's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

         During the fiscal period ended November 30, 2000 and the fiscal year ended November 30, 2001, the Fund incurred brokerage commissions amounting in the aggregate to $77,787 and $1,059,794, respectively. During the fiscal period ended November 30, 2000 and the fiscal year ended November 30, 2001, brokerage commissions amounting in the aggregate to $0 and $2,500, respectively, were paid to SCB & Co. During the fiscal period ended November 30, 2001, the brokerage commissions paid to SCB & Co. constituted 0.24% of the Fund's aggregate brokerage commissions. During the fiscal period ended November 30, 2001, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through SCB & Co. During the fiscal period ended November 30, 2001, transactions in portfolio securities of the Fund aggregating $770,625,031 with associated brokerage commissions of approximately $678,268 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

Capitalization

         The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. (The Fund is not currently offering shares of Advisor Class Common Stock.) All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the class of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B and C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         At the close of business on March 8, 2002 there were 6,886,265 Class A shares, 9,151,105 Class B shares and 3,465,818
Class C shares outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of March 8, 2002:

                                       No. of                % of
Name and Address                       Shares               Class
----------------                       -------           --------

Class A

MLPF&S                                 408,704              5.95%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97209)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Class B

MLPF&S                                 1,837,525           20.17%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97209)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Salomon Smith Barney                   474,053              5.20%
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483

Class C

MLPF&S                                 985,482             28.59%
For the Sole Benefit of
Its Customers
Attn:  Fund Administration (97209)
4800 Deer Lake Dr East, 2nd Floor
Jacksonville, FL 32246-6484

Salomon Smith Barney                   197,295              5.72%
House Account
Attn. Cindy Tempesta
333 W 34th Street; Fl. 3
New York, NY  10001-2483

Custodian

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but will play no part in deciding the purchase or sale of portfolio securities.
Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the common stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, 787 Seventh Avenue, New York, New
York, 10019, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time the Fund advertises its "average annual total return", "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" (referred to below as "total return" and "after-tax returns"). Computed separately for each class, the Fund's total return and after-tax returns are the average annual compounded rate of return for its most recently completed one, five and ten-year periods (or the period since the Fund's inception). Total return and after-tax returns are computed by finding, through the use of formulae prescribed by the Commission, the rate of return over the periods that would equate an assumed initial amount invested to the value of the investment at the end of the period. For the purposes of computing total return and after-tax returns, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

         Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class"). For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

         Returns shown in the table, for the one-, five- and ten-year periods ended November 30, 2001 (or since inception through that date, as noted), reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

                             Year      Five Years  Ten Years
                             ended     ended       ended
                             11/30/01  11/30/01    11/30/01
                             --------- ----------  ----------

Class A  Return
         Before Taxes        10.47%    12.76%*     N/A

         Return After Taxes
         on Distributions    10.17%    12.59%*     N/A

         Return After Taxes
         on Distributions
         and Sale of Fund
         Shares              6.35%     10.22%*     N/A

Class B  Return
         Before Taxes        10.61%    13.20%*     N/A

Class C  Return
         Before Taxes        13.71%    14.52%*     N/A


*Inception Dates:            Class A - December 22, 1999

                             Class B - December 22, 1999

                             Class C - December 22, 1999

         The Fund's returns are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and its expenses. Total return and after-tax return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc., and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as Barron's, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Global Investor Services, Inc. at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

                    FINANCIAL STATEMENTS AND
                 REPORT OF INDEPENDENT AUDITORS

________________________________________________________________

         The financial statements of AllianceBernstein Disciplined Value Fund, Inc. and the report of Ernst & Young LLP, independent auditors, are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated November 30, 2001 and it was filed on February 6, 2002. It is available without charge upon request by calling AGIS at
(800) 227-4618.

_________________________________________________________________

                           APPENDIX A

                FUTURES CONTRACTS AND OPTIONS ON
            FUTURES CONTRACTS AND FOREIGN CURRENCIES
_________________________________________________________________

FUTURES CONTRACTS

         The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract may be to attempt to protect the Fund from fluctuations in foreign exchange rates without actually buying or selling foreign currencies. For example, if an exchange rate were expected to decrease, thereby making a foreign currency less expensive, the Fund might enter into futures contracts for the sale of the currency. Such a sale would have much the same effect as selling an equivalent value of the currency. If exchange rates did decrease, the value of the securities denominated in the particular currency in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         By establishing an appropriate "short" position in index futures, the Fund may seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities, are acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of exchange rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of a change in exchange rates which would adversely affect the values of securities held in its portfolio and exchange rates instead move in the opposite direction, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to increasing exchange rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The Fund will not write "uncovered" options on futures contracts.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund against the risk of rising interest rates.

         Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of call, or a short futures position in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its futures margin account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

         Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

         If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

         While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund will write options on foreign currencies only if they are covered. A put option on a foreign currency written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the put, it segregates with the Fund's custodian liquid assets equal at all times to the aggregate exercise price of the put. A call option on a foreign currency written by the Fund will be considered "covered" only if the Fund owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

_________________________________________________________________

                           APPENDIX B:

                 CERTAIN EMPLOYEE BENEFIT PLANS
_________________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

         (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of (x) the employees eligible to participate in the plan and
              (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of
              (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

         (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

         For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C

                        OTHER INFORMATION

ITEM 23. Exhibits

 (a)  (1)  Articles of Incorporation - Incorporated by
              reference to Exhibit (a) to the Registrant's
              Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 3,
              1999.

    (a) (2) Articles of Amendment to Articles of Incorporation of the Registrant dated February 12, 2001 and filed on February 13, 2001 - Filed herewith.

    (b) By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange
         Commission on November 3, 1999.

    (c)  Not applicable.

    (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687), filed with the Securities and Exchange Commission on December 16, 1999.

    (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687), filed with the Securities and Exchange Commission on December 16, 1999.

         (2) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(2) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687), filed with the Securities and Exchange Commission on December
              16, 1999.

         (3) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Pre-Effective

              Amendment No. 2 to the Registrant's Registration
              Statement on Form N-1A (File Nos. 333-90261 and
              811-09687), filed with the Securities and Exchange
              Commission on December 16, 1999.

    (f)  Not applicable.

    (g) Custodian Contract - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687) filed with the Securities and Exchange Commission on December 27, 1999.

    (h) (1) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687), filed with the Securities and Exchange Commission on December 16, 1999.

         (2) Expense Limitation Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687), filed with the Securities and Exchange Commission on December 16, 1999.

    (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

    (j)  Consent of Independent Accountants - Filed herewith.

    (k)  Not applicable.

    (l) Investment representation letter of Alliance Capital Management L.P. - Incorporated by reference to Exhibit
         (l) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687), filed with the Securities and Exchange Commission on December 16, 1999.

    (m)  Rule 12b-1 Plan - See Exhibit (e)(1).

    (n)  Rule 18f-3 Plan - Incorporated by reference to Exhibit
         (o) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-90261 and 811-09687), filed with the Securities and Exchange Commission on December 16, 1999.

    (p) (1) Code of Ethics for the Fund, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

         (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 26, 2001.

         Other Exhibits - Powers of Attorney:  Ruth S. Block,
         John D. Carifa, David H. Dievler, David H. Dobkin,
         William H. Foulk, Jr., Clifford Michel and Donald J.
         Robinson - Filed herewith.

ITEM 24. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 25. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) hereto, Article VII and Article VIII of Registrant's By-Laws, filed as Exhibit (b) hereto, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit (e)(1) hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
         Section 4 of the proposed Advisory Agreement, filed as Exhibit (d) hereto.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
         trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26. Business and Other Connections of Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters.

         (a)  Alliance Fund Distributors, Inc., the
              Registrant's Principal Underwriter in
              connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc.
              acts as Principal Underwriter or Distributor for the following investment companies:

           AFD Exchange Reserves
              Alliance All-Asia Investment Fund, Inc.
              Alliance Americas Government Income Trust, Inc.
              Alliance Balanced Shares, Inc.
              Alliance Bond Fund, Inc.
              Alliance Capital Reserves
              Alliance Emerging Market Debt Fund, Inc.
              Alliance Global Small Cap Fund, Inc.
              Alliance Global Strategic Income Trust, Inc.
              Alliance Government Reserves
              Alliance Greater China '97 Fund, Inc.
              Alliance Growth and Income Fund, Inc.

              Alliance Health Care Fund, Inc.
              Alliance High Yield Fund, Inc.
              Alliance Institutional Fund, Inc.
              Alliance Institutional Reserves, Inc.
              Alliance International Fund
              Alliance International Premier Growth Fund, Inc.
              Alliance Mid-Cap Growth Fund, Inc.
              Alliance Money Market Fund
              Alliance Multi-Market Strategy Trust, Inc.
              Alliance Municipal Income Fund, Inc.
              Alliance Municipal Income Fund II
              Alliance Municipal Trust
              Alliance New Europe Fund, Inc.
              Alliance Premier Growth Fund, Inc.
              Alliance Quasar Fund, Inc.
              Alliance Select Investor Series, Inc.
              Alliance Technology Fund, Inc.
              Alliance Variable Products Series Fund, Inc.
              Alliance Worldwide Privatization Fund, Inc.
              AllianceBernstein Disciplined Value Fund, Inc.
              AllianceBernstein Real Estate Investment Fund, Inc.
              AllianceBernstein Utility Income Fund, Inc.
              Sanford C. Bernstein Fund, Inc.
              The Alliance Portfolios
              The Korean Investment Fund, Inc.

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                President,
                                                    Director

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

David Conine                Executive Vice President

Richard A. Davies           Executive Vice President &
                            Managing Director

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Benji A. Baer               Senior Vice President

Amy I. Belew                Senior Vice President

John R. Bonczek             Senior Vice President

John R. Carl                Senior Vice President

William W. Collins, Jr.     Senior Vice President

Richard W. Dabney           Senior Vice President

Mark J. Dunbar              Senior Vice President

John C. Endhal              Senior Vice President

Donald N. Fritts            Senior Vice President

John A. Gagliano            Senior Vice President

Andrew L. Gangolf           Senior Vice President   Assistant
                            and Assistant General   Secretary
                            Counsel

John Grambone               Senior Vice President

William B. Hanigan          Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard D. Keppler          Senior Vice President

Richard E. Khaleel          Senior Vice President

Susan L. Matteson-King      Senior Vice President

Shawn P. McClain            Senior Vice President

Daniel D. McGinley          Senior Vice President

Patrick J. Mullen           Senior Vice President

Joanna D. Murray            Senior Vice President

Daniel A. Notto             Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Domenick Pugliese           Senior Vice President   Assistant
                            and Assistant General   Secretary
                            Counsel

Kevin A. Rowell             Senior Vice President

John P. Schmidt             Senior Vice President

Kurt H. Schoknecht          Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Scott C. Sipple             Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

Michael J. Tobin            Senior Vice President

Joseph T. Tocyloski         Senior Vice President

David R. Turnbough          Senior Vice President

Richard A. Winge            Senior Vice President

Emilie D. Wrapp             Senior Vice President
                            and Assistant General
                            Counsel

Gerard J. Friscia           Vice President and
                            Controller

Michael W. Alexander        Vice President

Ricardo Arreola             Vice President

Peter J. Barber             Vice President

Kenneth F. Barkoff          Vice President

Adam J. Barnett             Vice President

Charles M. Barrett          Vice President

Matthew F. Beaudry          Vice President

Gregory P. Best             Vice President

Dale E. Boyd                Vice President

Robert F. Brendli           Vice President

Thomas C. Callahan          Vice President

Kevin T. Cannon             Vice President

John M. Capeci              Vice President

John P. Chase               Vice President

Doris T. Ciliberti          Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

Dwight P. Cornell           Vice President

Michael R. Crimmins         Vice President

John W. Cronin              Vice President

Robert J. Cruz              Vice President

Daniel J. Deckman           Vice President

Sherry V. Delaney           Vice President

Faith C. Deutsch            Vice President

Janet B. DiBrita            Vice President

Richard P. Dyson            Vice President

Adam E. Engelhardt          Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

John J. Fennessy            Vice President

Daniel J. Frank             Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

Hyman Glasman               Vice President

Thomas R. Graffeo           Vice President

Timothy J. Greeley          Vice President

Alan Halfenger              Vice President

Michael S. Hart             Vice President

Jean-Francois Y. Hautemulle Vice President

Edward J. Hecker            Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Scott Hutton                Vice President

Anthony D. Ialeggio         Vice President

Theresa Iosca               Vice President

Oscar J. Isoba              Vice President

Eric G. Kalendar            Vice President

Danielle M. Klaskow         Vice President

Victor Kopelakis            Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Joseph R. Laspina           Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Michael F. Mahoney          Vice President

Scott T. Malatesta          Vice President

Kathryn Austin Masters      Vice President

Thomas M. McConnell         Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Marcia L. Mohler            Vice President

Thomas F. Monnerat          Vice President

Michael F. Nash, Jr.        Vice President

Timothy H. Nasworthy        Vice President

Nicole Nolan-Koester        Vice President

Peter J. O'Brien            Vice President

John J. O'Connor            Vice President

Daniel P. O'Donnell         Vice President

Richard J. Olszewski        Vice President

Todd P. Patton              Vice President

Jeffrey R. Petersen         Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Arlene L. Reddington        Vice President

Carol H. Rappa              Vice President

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

Eileen B. Sebold            Vice President

Arthur M. Sgroi             Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Rayandra E. Slonina         Vice President

Bryant B. Smith             Vice President

Jeffrey C. Smith            Vice President

William J. Spector          Vice President

Martine H. Stansbery, Jr.   Vice President

Eileen Stauber              Vice President

Gordon Telfer               Vice President

Elizabeth K. Tramo          Vice President

Benjamin H. Travers         Vice President

Michael D. Underhill        Vice President

Andrew B. Vaughey           Vice President

Marie R. Vogel              Vice President

Wayne W. Wagner             Vice President

Jesse L. Weissberger        Vice President

Mark E. Westmoreland        Vice President

Paul C. Wharf               Vice President

Scott Whitehouse            Vice President

Matthew Witschel            Vice President

Michael A. Wolfsmith        Vice President

Stephen P. Wood             Vice President

Keith A. Yoho               Vice President

Richard J. Appaluccio       Assistant Vice
                            President

Omar J. Aridi               Assistant Vice
                            President

Joseph D. Asselta           Assistant Vice
                            President

Andrew Berger               Assistant Vice
                            President

Susan Bieber                Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Daniel U. Brakewood         Assistant Vice
                            President

Henry Brennan               Assistant Vice
                            President

Alan T. Brum                Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

Judith A. Chin              Assistant Vice
                            President

Jorge Ciprian               Assistant Vice
                            President

Jeffrey T. Coghan           Assistant Vice
                            President

Shawn M. Conroy             Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Dorsey Davidge              Assistant Vice
                            President

Jennifer M. DeLong          Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Joan Eilbott                Assistant Vice
                            President

Bernard J. Eng              Assistant Vice
                            President

Jeffrey M. Eschert          Assistant Vice
                            President

Michael J. Eustic           Assistant Vice
                            President

Marci Green                 Assistant Vice
                            President

Arthur F. Hoyt, Jr.         Assistant Vice
                            President

Mark W. Hubbard             Assistant Vice
                            President

David A. Hunt               Assistant Vice
                            President

Kumar Jagdeo II             Assistant Vice
                            President

Michael J. Kawula           Assistant Vice
                            President

Elizabeth E. Keefe          Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Julie B. Kerzner            Assistant Vice
                            President

Thomas J. Khoury            Assistant Vice
                            President

Jeffrey M. Kusterer         Assistant Vice
                            President

Alexandra C. Landau         Assistant Vice
                            President

Laurel E. Lindner           Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Gary D. McConnel            Assistant Vice
                            President
Daniel K. McGouran          Assistant Vice
                            President

Amanda McNichol             Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Steven M. Miller            Assistant Vice
                            President

Jeffrey D. Mosco            Assistant Vice
                            President

Charles B. Nanick           Assistant Vice
                            President

Alex E. Pady                Assistant Vice
                            President

Raymond E. Parker           Assistant Vice
                            President

Wandra M. Perry-Hartsfield  Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Brendan J. Reynolds         Assistant Vice
                            President

Patricia Ridella            Assistant Vice
                            President

James A. Rie                Assistant Vice
                            President

Lauryn A. Rivello           Assistant Vice
                            President

Christopher P. Rodney       Assistant Vice
                            President

Peter V. Romeo              Assistant Vice
                            President

Jessica M. Rozman           Assistant Vice
                            President

Christina Santiago          Assistant Vice
                            President and
                            Counsel

Matthew J. Scarlata         Assistant Vice
                            President

Norman B. Schiszler         Assistant Vice
                            President

John Scialabba              Assistant Vice
                            President

Orlando Soler               Assistant Vice
                            President

Nancy D. Testa              Assistant Vice
                            President

Eric D. Weedon              Assistant Vice
                            President

Tracianne Williams          Assistant Vice
                            President

Nina C. Wilkinson           Assistant Vice
                            President

Mark R. Manley              Assistant Secretary


    (c)  Not applicable.

ITEM 28. Location of Accounts and Records.

      The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

      Not applicable.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 29th day of March, 2002.

                   AllianceBernstein Disciplined Value Fund, Inc.

                            /s/John D. Carifa
                            ________________________
                            John D. Carifa
                            Chairman


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                          Title            Date
_____________                   __________        ________

(1) Principal Executive Officer:

    /s/ John D. Carifa         Chairman and   March 29, 2002
    ______________________     President
    John D. Carifa

(2) Principal Financial
    and Accounting Officer:

    /s/ Mark D. Gersten        Treasurer      March 29, 2002
    _____________________      and Chief
    Mark D. Gersten            Financial
                               Officer

(3) All of the Directors:

    John D. Carifa             William H. Foulk
    Ruth Block
    David H. Dievler           Clifford L. Michel
    John H. Dobkin             Donald J. Robinson

    /s/ Edmund P. Bergan, Jr.                 March 29, 2002
    _________________________
    Edmund P. Bergan, Jr.
    Attorney-in-Fact

                        Index To Exhibits

(a)(2)   Articles of Amendment
(i) Opinion and Consent of Seward & Kissel LLP
(j) Consent of Independent Auditors
















































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